                             METALCLAD CORPORATION
                     3737 Birch Street, Suite 300
                   Newport Beach, California  92660

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD MAY 15, 1997
              (Approximate Mailing Date: April 17, 1997)

        NOTICE IS HEREBY GIVEN that the Annual Meeting of
   Stockholders (the  Meeting ) of METALCLAD CORPORATION, a
   Delaware corporation (the Company ), will be held at 3737 Birch Street, Suite 300, Newport Beach, California 92660, on
   Thursday, May 15, 1997 at 10:00 A.M. local time, for the





   following purposes:

        1. To set the number of members of the Board of Directors at nine and to elect five members of the Board of Directors to serve until the next Annual Meeting of Stockholders;
         2. To approve the amendment of the Certificate of Incorporation to provide that the number of authorized shares of Common Stock, par value $.10, shall be 80,000,000;
        3. To ratify the adoption of the Metalclad Corporation 1997 Omnibus Stock Option and Incentive Plan;
        4.  To vote on the grant of non-statutory stock options to
   T. Daniel Neveau, the former Chairman of the Board of the Company, to purchase 1,300,000 shares of Common Stock exercisable at $3.625 per share;
        5. To consider and act upon the ratification of the appointment of Arthur Andersen LLP as the independent public accountants of the Company for the year ending December 31, 1997; and
        6. To transact such other business as may properly come before the Meeting or any adjournments thereof.

        The Board of Directors has fixed the close of business on April 14, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Only holders of the Company's Common Stock at the close of business on the record date are entitled to vote at the Meeting.

        You are cordially invited to attend the Meeting in person. However, whether you plan to attend or not, we urge you to complete, date, sign, and return the enclosed proxy promptly in the envelope provided, to which no postage need be affixed if mailed in the United States, in order that as many shares as possible may be represented at the Meeting.

                  BY ORDER OF THE BOARD OF DIRECTORS


                         /s/Bruce H. Haglund
                        ---------------------------
                        Bruce H. Haglund, Secretary


   Newport Beach, California
   April 17, 1997



                       YOUR VOTE IS IMPORTANT.
     PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS
           POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
                    THANK YOU FOR ACTING PROMPTLY.

                         METALCLAD CORPORATION







                     3737 Birch Street, Suite 300
                   Newport Beach, California  92660

                      PRELIMINARY PROXY STATEMENT

                            April 17, 1997
                     -----------------------------


            SOLICITATION OF PROXY, REVOCABILITY, AND VOTING

   General

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Metalclad Corporation, a Delaware corporation (the Company ), to be used at the Annual Meeting of Stockholders (the Meeting ) of the Company to be held at the principal offices of the Company located at 3737 Birch Street, Suite 300, Newport Beach, California 92660, on Thursday, May 15, 1997 at 10:00 A.M. local time, or any adjournment thereof. This Proxy Statement and accompanying form of proxy are first being mailed to stockholders on or about the date shown above.

   Revocability

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its exercise by notice in writing to the Secretary of the Company prior to the Meeting or by attending the Meeting and voting in person. Unless the proxy is revoked, the shares represented thereby will be voted as specified at the Meeting or any adjournment thereof.

   Solicitation

        This Proxy Statement is being mailed on or about April 17, 1997 in connection with the solicitation of proxies by the Board of Directors of the Company. The entire cost of soliciting proxies will be borne by the Company. Proxies may be solicited by mail or telegraph, or by the directors, officers or regular employees of the Company in person or by telephone without additional compensation for such services.

   Vote of Proxies

        Subject to revocation, all shares represented by duly executed proxies will be voted for the election of the nominees named above as directors unless authority to vote for the proposed slate of directors or any individual director has been withheld. With respect to the proposal to amend the Company's Certificate of Incorporation (the Amendment ), the proposal to ratify the adoption of the Company s 1997 Omnibus Stock Option and Incentive Plan ( the Stock Option Plan ), to approve the appointment of Arthur Andersen, LLP as the Company's independent






   accountants, all such shares will be voted for or against, or not voted, as specified on each proxy. If no choice is indicated, a proxy will be voted for the proposal to approve the Amendment and to ratify the Stock Option Plan. With respect to the proposal to grant options to Mr. Neveau, all such shares will be voted for or against or not voted as specified on each proxy. If no choice is indicated, a proxy will not be voted on such proposal. If any other matters are properly presented at the Meeting, the Proxy will be voted in accordance with the best judgment and in the discretion of the Proxy Holders.

   Voting and Record Date

        Only stockholders of record of the Company's $.10 par value common stock ( Common Stock ) at the close of business on April 14, 1997 will be entitled to notice of and to vote at the Meeting. As of that date, the total number of shares issued and outstanding of Common Stock was 29,123,239.

        In voting on matters other than the election of directors, each share of Common Stock entitles the holder thereof on the record date to one vote at the Meeting. The amendment to increase the authorized shares of common stock will require the affirmative vote of at least a majority of the outstanding shares of common stock. The ratification of the 1997 Stock Option Plan, the grant of options to Mr. Neveau, and the appointment of the accountants will require the affirmative vote of a majority of the shares present at the Meeting in order to be valid and binding.

        With respect to the election of directors of the Company, the stockholders have cumulative voting rights, whereby any stockholder may multiply the number of shares he is entitled to vote by the number of directors to be elected and allocate his votes among the candidates in any manner he chooses. The five nominees receiving the highest number of votes shall be duly elected. There are no conditions precedent to the exercise of the right to cumulate votes in the election of directors of the Company; stockholders may exercise such cumulative voting rights, either in person or by proxy, with or without advance notice to the Company.


                   QUORUM AND PRINCIPAL SHAREHOLDERS

        The presence in person or by proxy of the holders of a majority of the total outstanding voting shares is necessary to constitute a quorum at the Meeting. Approval of the proposals to be presented at the Meeting, except for the election of directors (as discussed above), will require the affirmative vote of the holders of a majority of the shares present at the Meeting.

        The following table sets forth certain information as of






   April 14, 1997 relating to the beneficial ownership of the Company's Common Stock by (i) all persons known by the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director, director nominee, and officer of the Company, and (iii) all officers and directors of the Company as a group.



      Name and Address of             Amount and Nature of          Percent
   Beneficial Owner (1)(2)(3)         Beneficial Ownership        of Class (4)
   --------------------------         --------------------        -----------
   Grant S. Kesler                      1,456,000  (5)(6)              4.5%
   3737 Birch Street, Suite 300
   Newport Beach, California 92660

   Javier Guerra Cisneros                 676,867  (7)                 2.1%
   Jose Maria Morelos #70-B
   Fraccionamiento Industrial Naucalpan
   Naucalpan, E.D.M.  53489
   Mexico

   Gordon M. Liddle                       180,000  (8)                 0.6%
   4100 South 4400 West
   West Valley City, Utah 84120

   Douglas S. Land                        400,000  (9)                 1.2%
   515 Madison Avenue
   21st Floor
   New York, New York 10022

   Bruce H. Haglund                       195,540  (10)                0.6%
   2010 Main Street, Suite 400
   Irvine, California  92614

   Anthony C. Dabbene                      50,000  (11)                0.2%
   3737 Birch Street, Suite 300
   Newport Beach, California 92660

   Herbert L. Oakes                     2,202,092  (12)                6.7%
   Byron House, 7-9 St. James s Street
   London SW1A 1EE, England

   Jose Akle Fierro                         -0-                        0.0%
   Jose Vasconcelos 218-6
   Col. Hipodromo Condesa
   06140 Mexico, D.F.
   Mexico

   All Officers and Directors           5,160,499  (13)               13.8%
   as a Group (7 persons)

   ------------------------






   (1) Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the
    Exchange Act ), and is generally determined by voting power and/or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the Company believes the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

   (2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of this Proxy Statement upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date of this Proxy Statement have been exercised.

   (3)Unless otherwise indicated, the address of each stockholder is 3737 Birch Street, Suite 300, Newport Beach, California
   92660.

   (4) Assumes 32,632,375 shares outstanding, including 29,123,239 shares currently outstanding and 4,009,136 issuable upon exercise of presently exercisable stock options and common stock purchase warrants held by the above-listed stockholders.

   (5) Includes 1,095,000 shares issuable upon exercise of presently exercisable stock options, of which 595,000 are exercisable at $2.25 per share and 500,000 are exercisable at $1.625 per share..

   (6) Does not include shares subject to a Voting Agreement and Irrevocable Proxy (the Voting Agreement ) which expires on May 5, 1997 with the former stockholders of Quimica Omega, S.A. de C.V. ( Quimica Omega ) granting Messrs. Kesler and Neveau an irrevocable proxy to vote certain shares held by the former stockholders of Quimica Omega, S.A. de C.V. ( Quimica Omega ), a wholly-owned subsidiary of the Company acquired in May 1994.

   (7) Includes 530,772 shares held of record by Alba Duran Barbaray, Mr. Guerra's wife, and 50,000 shares issuable upon exercise of presently exercisable stock options at $2.25 per share. The shares owned of record by Mr. and Mrs. Guerra are subject to the terms of a Voting Agreement and Irrevocable Proxy with Messrs. Kesler and Neveau which expires on May 5, 1997.
   See Notes 6 above.

   (8) Represents 180,000 shares issuable upon exercise of presently exercisable stock options exercisable at $2.25 per share.

   (9)  Represents 400,000 shares issuable to an affiliate of Mr.






   Land upon exercise of presently exercisable stock options of which 150,000 are exercisable at $2.25 and 250,000 are exercisable at $3.00 per share.

   (10) Includes 180,000 shares issuable upon exercise of presently exercisable stock options exercisable at $2.25 per share.

   (11) Includes 50,000 shares issuable upon presently exercisable stock options exercisable at $3.625 per share.

   (12) Includes 1,531,135 shares issuable upon presently exercisable common stock warrants, of which 92,000 are exercisable at $1.51 per share, 1,442,136 are exercisable at $3.30 per share, 260,000 are exercisable at $4.40 per share, and 260,000 are exercisable at $5.00 per share. Shares and common stock warrants deemed beneficially owned by Mr. Oakes pursuant to Exchange Act Rule 13d-3 are held of record by various affiliates of Mr. Oakes, who disclaims beneficial ownership thereof.

   (13) Includes 4,009,136 shares issuable upon exercise of presently exercisable stock options and common stock purchase warrants at prices ranging from $1.51 to $5.00 per share.


                         ELECTION OF DIRECTORS

        The Bylaws of the Company provide that the number of directors shall be determined by the directors or the stockholders. The directors have set the number of directors for the ensuing year at nine. The five members of the Board of Directors are to be elected at the Meeting. Vacancies on the Board during the year may be filled by the majority vote of the directors in office at the time of the vacancy without further action by the stockholders.

        The Board of Directors has nominated Jose Akle, Javier
   Guerra Cisneros, Anthony C. Dabbene, Grant S. Kesler, and
   Herbert L. Oakes for election as directors for the ensuing year.

        It is the intention of the persons named in the enclosed form of proxy to vote such proxies for the election of the nominees listed herein. The proposed nominees are willing to serve for the ensuing year, but in the event any nominee at the time of election is unable to serve or is otherwise unavailable for election, it is intended that votes will be cast pursuant to the accompanying proxy for substitute nominees designed by the Board of Directors.

        Cumulative voting applies to the election of directors.
   The seven nominees receiving the highest number of votes shall be duly elected.







   Information about Nominees and Directors

        The following sets forth certain information for each person who is a director or nominated for election to the Board of Directors:

                                      Director
                                      or Officer   Current Position
   Name                      Age      Since        with the Company
   ----------------------------------------------------------------------------
   Grant S. Kesler            53        1991       President, Chief
                                                    Executive Officer, Director
   Anthony C. Dabbene         45        1996       Chief Financial Officer,
                                                    Director Nominee
   Javier Guerra Cisneros     49        1994       Director, Vice President-
                                                    Mexican Operations,
                                                    Director General of
                                                    Quimica Omega, S.A. de C.V.
                                                    and Ecosistemas Nacionales,
                                                  S.A. de C.V.
   Jose Akle Fierro           54                    Director Nominee
   Herbert L. Oakes           50                    Director Nominee


        Grant S. Kesler has served as a Director of the Company since February 1991 and has been Chief Executive Officer since May 1991. From 1982 to May 1991, he was employed by Paradigm Securities, Inc., a company he formed in 1982. In 1975, he was General Counsel to Development Associates, a real estate development firm. Earlier, he was engaged in the private practice of law, served as an assistant attorney general for the State of Utah, and served as an intern to the Chief Justice of the Utah Supreme Court. Mr. Kesler is a graduate of the University of Utah College of Law and a member of the Utah State Bar Association.

        Javier Guerra Cisneros has been a director of the Company since May 1994, the Vice President - Mexican Operations since June 1996, the Director General of Quimica Omega, S.A. de C.V. since its formation in 1981, and the , the Director General of Ecosistemas Nacionales, S.A. de C.V. since its formation in April 1996 (both of which are wholly-owned subsidiaries of the Company). He also founded and was the President of the Institute on Industrial Hazardous Waste, a non-profit organization that promotes public awareness of the Mexican environmental regulations through its publication DIP. Since 1990, Mr. Guerra has been one of the pioneers in the implementation in Mexico of the program to use hazardous wastes as supplemental fuel in cement kilns. He has more than 10 years of experience on environmental regulations and handling of hazardous wastes in Mexico and the United States as well as in






   the compliance of Mexican environmental legislation. He has participated in multiple conferences on ecological matters, including seminars sponsored by governmental agencies in the United States and Mexico. Mr. Guerra is a business administration graduate from the Universidad Iberoamericana in Mexico City, with studies in international marketing at the St. Gallen University in Switzerland. He has also made specialized engineering studies in the areas of combustion equipment and chemicals.

        Jose Akle Fierro serves as President of three companies in Mexico:
   Servicios Telepro, S.A. de C.V., Internacional de Finanzas, S.A. de C.V. and Transnet Del Peru, S.A. From 1982 to 1995, Dr. Akle was an investment banker with several companies, including Multivalores
   Casa de Bolsa, S.A., Citicorp-Mexico and Grupo Santander. While at Citicorp-Mexico, Dr. Akle held positions of Deputy General
   Director for Mexico, Investment Banking Country Head, Executive
   Director for Finance and Business Development and Executive
   Director for Operations. He serves as a Member of the Board of:
   Mac Ma, Gelatinas Art and Corfuerte.  Dr. Akle received a
   Doctorate of Engineering Degree from the Universite De Grenoble, Grenoble, France; a Systems Engineering Degree from the
   Ecole Nationale Superieure D Ingenieurs, Grenoble, France;
   and a degree in Communications and Electronic Engineering at the Escuela Superior de Ingenieria Mecanica Y Electrica. He has also received specialized diplomas in Commerecial Banking, Business Administration and Financial Management, and Asset
   Liability Management.

        Anthony C. Dabbene has been the Chief Financial Officer for the Company since January 1996. Prior to his employment with the Company, Mr. Dabbene was employed by LG & E Energy Corp. for 10 years, including service as Vice President and Controller to the Energy Services Group. From 1973 to 1985, he was employed by EBASCO Services Incorporated, where he was Manager - Finance and Administration for the Western region from 1981 to 1985. He received a B.B.A. degree in Accounting from St. Francis College and an M.B.A. degree from Long Island University.

        Herbert L. Oakes is an investment banker located in London. In 1987 he formed Oakes Fitzwilliams & Co. Limited, a member of the Securities and Futures Authority and The London Stock Exchange. In 1982 he formed H.L. Oakes & Co., Inc., a firm specializing in arranging venture and development capital for U.S. and U.K. corporations. Prior to forming that firm, he was manager of the London branch of Dillon, Read & Co., Inc. He is a director of publicly traded Harcor Energy Inc., The New World Power Corporation and Shared Technologies Inc., and a number of private corporations in the U.S. and U.K. Mr. Oakes received a B.A. in Economics from the University of the South.


   Committees and Compensation of the Board of Directors







        The Board of Directors held six meetings during the twelve months ended December 31, 1996. Each director attended at least 75% of the total number of Board Meetings held during the year ended May 31, 1996. Board members who are not employees or consultants to the Company are presently entitled to receive $1,000 for their attendance at Board meetings and members of the Board of Directors have received nonstatutory stock options pursuant to the Company's Non-Qualified Stock Option Plan, nonstatutory stock options granted other than pursuant to a plan, the Company's 1992 Omnibus Stock Option and Incentive Plan, and the 1993 Omnibus Stock Option and Incentive Plan.

        In November 1992, the Board approved the creation of an Executive Committee authorized to be comprised of up to five members of the Board. The Executive Committee has all the powers and authority of the Board in the management of the business and affairs of the Company, including, without limitation, the power and authority to authorize the issuance of stock, except with respect to (i) approval of any action which also requires stockholders' approval or approval of the outstanding shares;
   (ii) filling of vacancies on the Board or in any committee;
   (iii) fixing compensation of the directors for serving on the Board or on any committee; (iv) amendment or repeal of Bylaws of the adoption of new Bylaws; (v) amendment or repeal of any resolution of the Board which by its express terms is not so amendable or repealable; (vi) declaring distributions to the stockholders of the Company except at a rate or in a periodic amount or within a price range determined by the Board; (vii) appointment of members of other committees of the Board.
   Messrs. Kesler, Guerra, and Dabbene have been nominated to serve on the Executive Committee conditioned upon their election to the Board for the ensuing year. The Executive Committee was not staffed during the twelve months ended December 31, 1996.

        In February 1988, the Board approved the creation of a standing Audit Committee Messrs. Akle and Oakes have been nominated to serve on the Audit Committee conditioned upon their election to the Board. The duties of the Audit Committee are to review with the Company's independent auditors the results of the audit engagement, review the adequacy of the Company's system of accounting controls, approve the services rendered by the independent auditors, and examine the range of audit and non-audit fees. The Audit Committee met three times during the twelve months ended December 31, 1996.

       Mr. Oakes and Dr. Akle have been nominated to serve on the Compensation Committee conditioned upon their election to the Board. The duties of the Compensation Committee are to research and recommend to the Board of Directors compensation structures for key executive personnel. The Compensation Committee met three times during the year ended December 31, 1996. Mr. Haglund, Secretary and legal counsel to the Company, is an ex officio member of the Compensation Committee.







   Executive Officers

        The following lists the names, ages, and position of the Company's current executive officers:

                                 Officer
   Name                   Age     Since   Current Position with the Company
   -----------------------------------------------------------------------------
   Grant S. Kesler         53     1991    President, Chief Executive Officer,
                                             Director
   Javier Guerra Cisneros  50     1994    Director, Vice President - Mexican
                                             Operation, Director General of
                                             Quimica Omega, S.A. de C.V. and
                                             Ecosistemas Nacionales, S.A. de
   C.V.
   Anthony C. Dabbene      45     1996    Chief Financial Officer, Director
   Bruce H. Haglund        45     1991    Secretary, General Counsel
   Glenn W. Meyer          46     1990    President, Metalclad Insulation
                                             Corporation and Metalclad
                                             Environmental Contractors
   Wayne M. May            50     1989    Vice President - Power Division,
   David Duclett           46     1989    Vice President - Marketing and Sales,
                                             Metalclad Insulation Corporation
                                             and Metalclad Environmental
                                             Contractors

        Grant S. Kesler.  See  Information about Nominees and
   Directors.

        Anthony C. Dabbene.  See  Information about Nominees and
   Directors.

        Javier Guerra Cisneros. See  Information about Nominees and
   Directors.

        Bruce H. Haglund has served as Secretary of the Company since August 1983 and previously served as a Director of the Company from June 1983 to July 1991. Since April 1994, Mr. Haglund has been a partner in the law firm of Gibson, Haglund & Johnson. From February 1991 to April 1994, Mr. Haglund was a principal in the law firm of Phillips, Haglund, Haddan & Jeffers. From 1984 to February 1991, he was a partner in the law firm of Gibson & Haglund. Mr. Haglund is also the Secretary and a member of the Board of Directors of GB Foods Corporation and Aviation Distributors, Inc. and the Secretary of Renaissance Golf Products, Inc., companies whose stock is publicly traded. He is a graduate of the University of Utah College of Law.

        Glenn W. Meyer has been employed by the Company since
   October 1983 and has been the President of Metalclad Insulation Corporation since June 1990. He was Vice President of Metalclad






   Insulation Corporation from 1981 to June 1990.  From 1976 to
   1981, he was employed as a Contract Administrator by Metalclad
   Products Corporation. Mr. Meyer received a B.S. degree in maritime engineering from California Maritime Academy.

        Wayne M. May has been the Vice President - Power Division of Metalclad Insulation Corporation since November 1989. He has been employed by the Company in various capacities since 1968, including Contract Administrator, Estimator, Material Sales Manager, and Warehouse Supervisor.

        David Duclett has been employed by the Company since 1977 and has been Vice President - Marketing and Sales of Metalclad Insulation Corporation and Metalclad Environmental Contractors since 1989. Mr. Duclett received a B.A. degree in communication from California State University, Fullerton.

   Executive Compensation for the Seven Months Ended December 31,
   1996

        The following table sets forth for the seven months ended December 31, 1996 and the years ended May 31, 1996, 1995, and 1994, information with respect to compensation paid by the Company to the Chief Executive Officer, the Chairman of the Board (who resigned effective September 1, 1996 but will continue in a consulting capacity with the Company through March
   1998) and each of the other highly compensated executive officers of the Company for fiscal 1996.

                      Summary Compensation Table

                            ANNUAL COMPENSATION                         LONG-TERM COMPENSATION

       NAME AND                                            OTHER              AWARDS         PAYOUTS      ALL
       PRINCIPAL             YEAR       SALARY    BONUS    ANNUAL
      POSITION (1)            (1)         ($)      ($)     COMPEN-    RESTRICTED   OPTIONS/   LTIP       OTHER
                                                           SATION        STOCK       SARS    PAYOUTS      (2)
                                                            ($)           ($)        (#)       ($)
    ------------------------------------------------------------------------------------------------------------
    Grant S. Kesler,     7 Mos. 1996   116,662  200,000   12,320
       C.E.O.            Fiscal 1996   200,004   50,000   37,583
                         Fiscal 1995   200,016            28,194                                       40,000 (3)
                         Fiscal 1994   177,176                                                        210,000 (3)
    ------------------------------------------------------------------------------------------------------------
    T. Daniel Neveau,    7 Mos. 1996    83,330            45,644
    Chairman             Fiscal 1996   200,004   50,000   22,834
                         Fiscal 1995   200,016            13,184                                       40,000 (3)
                         Fiscal 1994   170,840                                                        210,000 (3)
    ------------------------------------------------------------------------------------------------------------
    Anthony C. Dabbene   7 Mos. 1996    75,000   12,000    5,500
       C.F.O.            Fiscal 1996    43,333
    ------------------------------------------------------------------------------------------------------------






    Javier Guerra        7 Mos. 1996   110,525   16,700
       Cisneros,         Fiscal 1996   137,000   10,000
       Director General, Fiscal 1995   164,000
       Quimica Omega     Fiscal 1994     N/A
    ------------------------------------------------------------------------------------------------------------
    Glenn W. Meyer,      7 Mos. 1996    57,771
       President, MIC &  Fiscal 1996   125,040
       MEC               Fiscal 1995   110,040
                         Fiscal 1994   104,808


    ---------------------
   (1) Does not include information for 1994 in the case of Mr. Cisneros because he was not employed by the Company during 1994.
   (2) The remuneration described in the table does not include the cost to the Company of benefits furnished to the named executive officers, including premiums for health insurance and other personal benefits provided to such individual that are extended to all employees of the Company in connection with their employment.
   (3) Reflects amounts paid in consideration for the waiver of certain income rights otherwise payable to Messrs. Kesler and Neveau under a management services contract with the Company.
   As a condition to the acquisition of Eco-Metalclad, Inc. ( ECO-MTLC ) in November 1991, the Company agreed to enter into a management services contract for the supervision of the design, construction, and management of the facilities with a consulting firm (the Consulting Company ) owned by the former stockholders of ECO-MTLC, including Messrs. Kesler and Neveau and other non-affiliates of the Company, pursuant to which the Consulting Company would receive 4% of the project cost, 5% of gross revenues, and 25% of net operating profits of the facilities (the Consulting Contract ). In August 1992, a disinterested majority of the Board of Directors of the Company agreed to pay Messrs. Kesler and Neveau $250,000 each in consideration of their waiver of their interests in the Consulting Contract, $60,000 of which was conditioned upon the Company obtaining the Construction Permit for the San Luis Potosi facility and was paid in March 1993, and the balance of which was conditioned upon the commencement of construction of the facility at San Luis Potosi.

        In June 1996, the Company entered into an employment agreement with Mr. Dabbene, the Company s Chief Financial Officer and Director nominee. The effective date of the agreement is January 1996 and term of the agreement is 18 months, renewing automatically each year unless Mr. Dabbene is notified 60 days prior to the anniversary of the effective date. The agreement provides for an annual salary of $120,000 and a bonus equal to ten percent of base salary in effect each December. The agreement also provided for the grant of 50,000 stock options to Mr. Dabbene at an exercise price of $3.625 per share. The agreement also provides for severance compensation






   at the annual rate for the remainder of the term of the agreement if Mr. Dabbene is terminated by the Company for other than cause or following a change in control of the Company.

        In June 1996, the Company agreed to enter into a three-year employment agreement with Javier Guerra Cisneros for an annual salary of $200,000 contingent upon approval of the terms of the agreement by the Compensation Committee.

        In March 1994, the Company entered into employment agreements with Grant S. Kesler, President and Chief Executive Officer, and T. Daniel Neveau, Chairman. The employment agreements provide for annual salaries of $200,000 to each of Mr. Kesler and Mr. Neveau. The agreements also provide for Christmas bonuses equal to 20% of the annual salary. The agreements also provide for compensation at the annual rate of compensation for a three-year period (i) after termination of the employee by the Company, other than for cause; (ii) after the death of the employee, the compensation to be paid to his spouse or his estate; (iii) following resignation after a change in the ownership of over 40% of the outstanding stock of the Company, (iv) following resignation after a change of over 50% of the Board of Directors in one fiscal year; or (v) after the loss of ability to perform his duties as a result of health or disability, in which case, after six months of such a condition, the Board of Director may cancel the agreement. The agreements also provide for compensation for six months if terminated by the Company for (a) engaging in serious misconduct which after ten days notice has not been cured or altered, (b) being in material breach under the agreement, or (c) habitually failing to perform the duties of his employment.

        In January 1997, the Company extended the existing employment agreement with Mr. Kesler for an additional three years ending March 7, 2000, with an optional one-year extension to March 7, 2001. In addition, Mr. Kesler s annual salary was increased to $250,000 effective January 1, 1997.

        Effective September 1996, Mr. Neveau resigned as Chairman of the Board and Senior Vice President of the Company and the Company entered into a consulting with Mr. Neveau with compensation at the rate of $18,500 for September 1996, $14,325 per month from October 1, 1996 to March 31, 1997, $10,160 per month from April 1, 1997 to September 30, 1997, and $5,990 per month from October 1, 1997 to March 31, 1998.

   Options Granted in Fiscal Year 1996

        In January 1996, the Board of Directors of the Company adopted a resolution to grant 4,495,000 non-statutory stock options to various officers, directors, and employees of the Company at an exercise price of $3.625 (the fair market value of the Company s Common Stock on the date of grant), subject to approval by the Compensation Committee of the Board of Directors






   and the stockholders at the next annual stockholders meeting and contingent upon increasing the authorized number of shares of Common Stock of the Company. All of the proposed recipients of such options, with the exception of T. Daniel Neveau, agreed in December 1996 to waive any rights they had to such options and the Board rescinded all of such options with the exception of 1,300,000 options granted to Mr. Neveau.

        The terms and conditions of the proposed options for Mr. Neveau that are to be approved by the stockholders include (i) vesting in accordance with a schedule to be determined by the Compensation Committee, (ii) an expiration date of January 3, 2006, and (iii) transferability limited to transfers to a trust established for the benefit of the optionee, by will, or by the laws of descent.

        In January 1996, the Board of Directors approved the grant of 50,000 nonstatutory stock options at an exercise price of
   3.625 per share to Anthony C. Dabbene, the Company s Chief Financial Officer, pursuant to the terms of his employment agreement with the Company. Such options are fully vested and expire on January 3, 2006.

   Options Granted in 1997

        In January 1997, the Board of Directors approved the grant of 500,000 nonstatutory stock options to Grant S. Kesler, the Company s Chief Executive Officer, at an exercise price of $1.625 per share. Such options are fully vested and expire January 2, 2002.

        Aggregated Option/SAR Exercises in the year ended May 31,
   1996, and Option Values at May 31, 1996

        The following table sets forth the number of options, both exercisable and unexercisable, held by each of the named executive officers of the Company and the value of any in-the-money options at December 31, 1996 (assuming a market value of $1.813 on December 31, 1996):

                                                 Number of
                                                Unexercised      Value of
                                                Options at     in-the-Money
                                                  May 31,         May 31,
                         Shares                    1996            1996
                        Acquired     Value
                       on Exercise  Realized    Exercisable/   Exercisable/
                           (#)        ($)       Unexercisable  Unexercisable
   -------------------------------------------------------------------------------------------------------------
    Grant S. Kesler         -0-        $-0-      1,095,000/-0-      $-0-/$-0-
   T. Daniel Neveau        -0-        $-0-       595,000/-0-      $-0-/$-0-
   Javier Guerra Cisneros  -0         $-0-     150,000/50,000     $-0-/$-0-






   Anthony C. Dabbene      -0-        $-0-         -0-/-0-        $-0-/$-0-
   Glenn W. Meyer          -0-        $-0-      15,000/15,000     $-0-/$-0-
   David G. Duclett        -0-        $-0-      30,000/15,000     $-0-/$-0-
   Wayne M. May            -0-        $-0-      25,000/15,000     $-0-/$-0-

   Stock Option Plans

        Incentive Stock Option Plan. On May 12, 1989, the stockholders adopted the Metalclad Corporation 1988 Incentive Stock Option Plan (referred to collectively as the ISOP ). The purpose of the ISOP is to provide full-time employees of the Company with an added incentive to continue their service to the Company and to induce them to exert maximum efforts toward the Company's success.

        The ISOP, which is currently administered by the Board of Directors, also provides for administration by a stock option committee which may be appointed by the Board of Directors. Among other things, the Board of Directors or the committee has the authority to determine the employees to be granted options under the ISOP and the number of shares subject to each option. The exercise price of any option granted under the ISOP, which shall be determined by the Board of Directors, shall not be less than the fair market value of the shares subject to the option on the date of grant; provided, however, that the exercise price of any option granted to an eligible employee owning more than 10% of the Common Stock shall not be less than 110% of the fair market value of the shares underlying such option on the date of grant. The term of each option and the manner in which it may be exercised is determined by the Board of Directors or committee, provided that no option may be exercisable more than five years after the date of grant. The ISOP limits the value of Common Stock with respect to which options may be granted to any one employee in a calendar year. All options granted under the ISOP are non-transferable and terminate within a specified period of time following termination of employment with the Company. The aggregate fair market value of shares for which options granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any related corporation) may not exceed $100,000.

        The Board of Directors is authorized to modify, amend or terminate the ISOP; provided, however, any amendment that would increase the aggregate number of shares which may be issued, materially increase the benefits accruing to participants or materially modify the requirements as to eligibility for participation, is subject to the approval of the stockholders of the Company. No termination, modification or amendment of the Plan may, without consent of an optionee, adversely affect the optionee's rights under an option previously granted.

        Options for the purchase of 175,500 shares of Common Stock






   have been granted pursuant to the ISOP as of the date of this Proxy Statement, of which 165,500 have been exercised, including 107,500 exercised during fiscal 1996. As of the date of this Proxy Statement, 10,000 options granted pursuant to the ISOP were exercisable. The exercise price of the outstanding options granted pursuant to the ISOP is $2.25 per share.

        Non-Qualified Stock Option Plan. In 1984, the Company adopted a nonstatutory stock option plan (the NQSOP ) for individuals who acted as consultants to the Company and who were actively involved in the development of the business of the Company. The NQSOP provided for the issuance of a maximum of 5% of the shares of Common Stock outstanding from time to time at prices not less than the fair market value thereof on the date of grant. The NQSOP terminated in 1989; however, outstanding options are exercisable over a five-year period from the date of grant. Each option lapsed, if not previously exercised, on the fifth anniversary of the date of grant or after 90 days after the optionee has terminated his continuous activity with the Company.

        No options under the NQSOP were outstanding as of the date of this Proxy Statement. Options granted in 1989 for the purchase of 100,500 shares at an exercise price of $2.25 per share were exercised during fiscal 1996.

        1992 and 1993 Omnibus Stock Option and Incentive Plans. On August 18, 1992, the Board of Directors of the Company adopted the 1992 Omnibus Stock Option Plan (the 1992 Plan ) which was approved by the stockholders on November 13, 1992. On March 24, 1993, the Board of Directors of the Company adopted the 1993 Omnibus Stock Option Plan (the 1993 Plan ). Both the 1992 Plan and the 1993 Plan (together hereinafter referred to the Plans ) are intended to provide incentive to key employees and directors of, and key consultants, vendors, customers, and others expected to provide significant services to, the Company, to encourage proprietary interest in the Company, to encourage such key employees to remain in the employ of the Company and its subsidiaries, to attract new employees with outstanding qualifications, and to afford additional incentive to consultants, vendors, customers, and others to increase their efforts in providing significant services to the Company. Pursuant to the terms of the Plans, the following types of incentives may from time to time be granted on a discretionary basis by the Board or the Committee: incentive stock options
   ( Incentive Stock Options ), nonstatutory stock options
   ( Nonstatutory Stock Options ), purchase rights ( Purchase Rights ), stock appreciation rights ( Stock Appreciation
   Rights ), performance awards ( Performance Awards ), dividend rights ( Dividend Rights ), and stock payments ( Stock
   Payments ), referred to hereinafter singly as Award and collectively as Awards , as the context may require. The Plans also provide for the grant of Incentive Stock Options and Nonstatutory Stock Options to members of the Board of Directors






   on a formula award basis as provided in Rule 16b-3 of the Securities Exchange Act of 1934 ( Rule 16b-3 ).

        On March 7, 1995, the Board of Directors approved a reduction in the exercise price of outstanding Nonstatutory Stock Options granted pursuant to the Plans from $4.00 per share to $2.25 per share. As of the date of this Proxy Statement, stock options for the purchase of 1,479,000 and 834,000 shares at $2.25 per share are outstanding pursuant to the 1992 Plan and the 1993 Plan, respectively, including options to the following directors and director nominees:



                               Number of               Number of
                             Options Granted        Options Granted
       Name                    1992 Plan               1993 Plan
   ----------------------------------------------------------------
   Grant S. Kesler              109,000                  36,000
   Gordon M. Liddle              50,000                  25,000
   Bruce H. Haglund              50,000                  25,000

        All stock options granted as set forth above, with the exception of options granted Mr. Kesler, vest as follows: 10% of the Options granted vest on each of the first, second, third, and fourth anniversaries of the effective date of grant (August 18, 1992 with respect to the 1992 Plan and March 24, 1993 with respect to the 1993 Plan), and the balance of the options vest on the fifth anniversary of the effective date of grant. Mr. Kesler s options are fully vested as of the date of this Proxy Statement. As of the date of this Proxy Statement, options granted pursuant to the 1992 Plan and the 1993 Plan for the purchase of 337,250 and 439,000 shares, respectively, were vested.

        The Plans provide for administration by the Board in compliance with Rule 16b-3, or by a Committee (the Committee ) appointed by the Board, which Committee must be constituted to permit the Plans to comply with Rule 16b-3, and which must consist of not less than two members, each of whom has not participated in the Plans by way of receipt of any discretionary grant of an Award, and who will not so participate while serving as a member of the Committee, and each of whom has not participated under any other plan or have received options of the Company during the year preceding adoption of the 1992 Plan or the 1993 Plan by the stockholders at the Meeting. A member of the Board or a Committee member may in no event participate in any determination relation to Awards held by or to be granted on a discretionary basis to such Board or Committee member.

        All employees of the Company or of a subsidiary of the Company, who may be officers or directors of the Company, and consultants, vendors, customers, and others expected to provide significant services to the Company or any of its subsidiaries,






   are eligible to participate in the Plans. No Incentive Stock Option may be granted to a non-employee director or non-employee consultant, vendor, customer, or other provider of significant services to the Company or a subsidiary, and except that no Nonstatutory Stock Option may be granted to a non-employee director or non-employee consultant, vendor, customer, or other provider of significant services to the Company or a subsidiary other than upon a vote of a majority of disinterested directors finding that the value of the services rendered or to be rendered to the Company or a subsidiary by such non-employee director or non-employee consultant, vendor, customer, or other provider of services is at least equal to the value of the options granted.

        The aggregate number of shares of the Company's authorized but unissued Common Stock which may be issued as an Award or which may be issued upon exercise of an Incentive Stock Option or Nonstatutory Stock Option under the 1992 Plan may not exceed 1,600,000 shares. The number of shares subject to unexercised options, Stock Appreciation Rights or Purchase Rights granted under the 1992 Plan (plus the number of shares previously issued under the 1992 Plan) may not at any time exceed the number of shares available for issuance under the 1992 Plan. The aggregate number of shares of the Company's authorized but unissued Common Stock which may be issued as an Award or which may be issued upon exercise of an Incentive Stock Option or nonstatutory stock option under the 1993 Plan may not exceed 1,000,000 shares. The number of shares subject to unexercised options, Stock Appreciation Rights or Purchase Rights granted under the 1993 Plan (plus the number of shares previously issued under the 1993 Plan) may not at any time exceed the number of shares available for issuance under the 1993 Plan.

        In the event that any unexercised option, Stock Appreciation Right or Purchase Right, or any portion thereof, for any reason expires or is terminated, or if any shares subject to a restricted stock Award do not vest or are not delivered, the unexercised or unvested shares allocable to such Award may again be made subject to any Award.

        Options. Incentive Stock Options and Nonstatutory Stock Options (together hereinafter referred to as Option or
    Options , unless the context otherwise requires) must be evidenced by written stock option agreements in such form as the Committee may from time to time determine. Each Option must state the number of Shares to which it pertains and must provide for the adjustment thereof if the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Corporation, or if the outstanding shares of the Common Stock are increased, decreased, exchanged for, or otherwise changed, or if additional shares or new or different shares or securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger in which the Corporation is






   the surviving entity or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment. In addition, the Board or the Committee may grant such additional rights in the foregoing circumstances as the Board or the Committee deems to be in the best interest of any Participant and the Corporation in order to preserve for the Participant the benefits of the Award.

        The exercise price in the case of any Incentive Stock Option may not be less than the fair market value on the date of grant and, in the case of any Option granted to an optionee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, may not be less than 110% of the fair market value on the date of grant. The exercise price in the case of any Nonstatutory Stock Option may not be less than 85% of the fair market value on the date of grant.

        The purchase price is be payable in full in United States dollars upon the exercise of the Option; provided, however, that if the applicable Option agreement so provides, the purchase price may be paid (i) by the surrender of Shares in good form for transfer, owned by the participant and having a fair market value on the date of exercise equal to the purchase price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the fair market value of the Shares so surrendered equals the purchase price, (ii) by cancellation of indebtedness owed by the Company to the participant, (iii) with a full recourse promissory note executed by the participant, or
   (iv) any combination of the foregoing. The interest rate and other terms and conditions of such note may be determined by the Board or the Committee. The Board or Committee may require that the participant pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event may the stock certificate(s) representing such Shares by released to the participant until such note shall be been paid in full.

        Each Option must state the time or times which all or part thereof becomes exercisable. No Option shall be exercisable after the expiration of 10 years from the date it was granted, and no Option granted to an optionee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company may be exercisable after the expiration of five years from the date it was granted. During the lifetime of a participant in the Plans, the Option may be exercisable only by that participant and may not be assignable or transferable. In the event of the participant's death, the Option may not be transferable by the participant other than by will or the laws of descent and distribution.

        Within the limitations of the Plans, the Board or Committee may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not






   previously exercised) for the granting of new Options in substitution therefor. No modification of an Option may, without the consent of the participant, alter or impair any rights or obligations under any Option previously granted.

        In the case of Incentive Stock Options granted under the Plans, the aggregate fair market value (determined as of the date of the grant thereof) of the Shares with respect to which Incentive Stock Options become exercisable by any participant for the first time during any calendar year (under the Plans and all other plans maintained by the Company may not exceed $100,000. The Board or Committee may, however, with the participant's consent, authorize an amendment to the Incentive Stock Option which renders it a Nonstatutory Stock Option.

        The stock option agreements authorized under the Plans may contain such other provisions not inconsistent with the terms of the Plans (including, without limitation, restrictions upon the exercise of the Option) as the Board or the Committee shall deem advisable.

        Restricted Stock Purchase Agreements. Restricted stock purchase rights (hereinabove defined as Purchase Rights ) must be evidenced by written stock purchase agreements in such form as the Committee must from time to time determine. Each Purchase Right must state the number of Shares to which it pertains and may provide for the adjustment thereof in the event that the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Corporation, or if the outstanding shares of the Common Stock are increased, decreased, exchanged for, or otherwise changed, or if additional shares or new or different shares or securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger in which the Corporation is the surviving entity or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment. In addition, the Board or the Committee may grant such additional rights in the foregoing circumstances as the Board or the Committee deems to be in the best interest of any Participant and the Corporation in order to preserve for the Participant the benefits of the Award.

        Each agreement must state the purchase price per Share at which the Purchase Right may be exercised, which may not be less than the fair market value of a Share on the date on which the Purchase Rights are granted. Unless the Board or Committee otherwise determines, the purchase price per Share at which any Purchase Right granted under the Plans may be exercised may not be less than the fair market value of a Share as of the date on which the Purchase Right is granted, less a discount equal to not more than 75% of such value.







        Purchase Rights must be exercised within 60 days after the later to occur of (i) Board approval of the grant of the Purchase Right or (ii) delivery of notice of such grant. Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner and must expire immediately upon the death of the participant or the termination of such participant's employment with the Company.

        The purchase price must be payable in full in United States dollars upon exercise of the Purchase Right; provided, however, that if the applicable agreement so provides, the purchase price may be paid (i) by the surrender of Shares in good form for transfer, owned by the person exercising the Purchase Right and having a fair market value on the date of exercise equal to the purchase price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the fair market value of the Shares so surrendered equal the Purchase Price, or (ii) with a full recourse promissory note executed by the participant.
   The interest rate and other terms and conditions of such note must be determined by the Board or the Committee. The Board or Committee may require that the participant pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event may the stock certificate(s) representing such Shares be released to the participant until such note has been paid in full. In the event the Company determines that it is required to withhold state or Federal income tax as a result of the exercise of a Purchase Right, as a condition to the exercise thereof, a participant may be required to make arrangements satisfactory to the Company to enable it to satisfy such withholding requirements. In addition, the participant must agree to immediately notify the Company if he or she files an election pursuant to Section 83(b) of the Internal Revenue Code with respect to receipt of the Shares.

        Within the limitations of the Plans, the Board or the Committee may modify, extend or renew outstanding Purchase Rights or accept the cancellation of outstanding Purchase Rights (to the extent not previously exercised) for the granting of new Purchase Rights in substitution therefor. The foregoing notwithstanding, no modification of a Purchase Right may, without the consent of the participant, alter or impair any rights or obligations under any Purchase Right previously granted.

        In the event of the voluntary or involuntary termination or cessation of employment or association of a participant with the Company or any Subsidiary for any reason whatsoever, with or without cause (including death or disability), the Company may, upon the date of such termination, have an irrevocable, exclusive option to repurchase (the Repurchase Option ) all or any portion of the Shares held by the Employee that are subject to the Repurchase Option as of such date at the original purchase price.







        Initially, all of the Shares must be subject to the Repurchase Option. Thereafter, the Repurchase Option must lapse and expire, or vest, as to a specified number of the Shares in accordance with a schedule to be determined by the Board or the Committee, as the case may be, which must be attached to the stock purchase agreement to be entered into between the participant and the Company. All Shares which continue to be subject to the Repurchase Option are sometimes hereinafter
   referred to as  Unvested Shares.   Within 90 days following the
   date of the Participant's termination of employment by the Corporation, the Corporation shall notify the Employee as to whether it wishes to repurchase the Unvested Shares pursuant to the exercise of the Repurchase Option. If the Corporation elects to repurchase said Unvested Shares, it must set a date for the closing of the transaction at the Executive Offices of the Corporation, not later than 30 days from the date such notice.

        Except for transfers to participant's descendants and spouses, the participant may not transfer by sale, assignment, hypothecation, donation, or otherwise any of the Shares or any interest therein prior to the release of such Shares from the Repurchase Option. The Company's Repurchase Option may be assigned in whole or in part to any stockholder or stockholders of the Company or other persons or organizations. Each stock purchase agreement entered into as provided herein must provide for a right of first refusal and option on the part of the Company to purchase all or any part of any Shares which are no longer subject to the Repurchase Option which the participant purposes to sell, transfer or otherwise dispose of (except for transfers to participant's descendants and spouses) on the condition that: (a) the participant must notify the Company in writing of any proposed sale, transfer or other disposition of any of the Shares, specifying the proposed transferee, the number of Shares proposed to be transferred, and the price at which such Shares are to be sold, transferred or otherwise disposed; (b) the Company must have a period of 30 days from receipt of such notice to notify the participant in writing as to whether or not the Company elects to purchase all or a specified portion of such Shares at the lower of (i) price per share set forth in the notice given by the participant, or (ii) the fair market value for a share of the Company's Common Stock, without restrictions, on the date on which the notice is given by participant to the Company, less in either case an amount equal to the discount, if any; (c) if the Company elects not to purchase all of the Shares specified in the notice, the participant may sell, transfer or otherwise dispose of the remaining Shares in strict accordance with the terms specified in the notice within 90 days following the date of the notice. Any transferee of any of such Shares (other than the Company) will take and acquire all of such Shares subject to the continuing right o first refusal and option on the part of the Company to purchase all or any portion of such Shares from the transferee on all of the same terms and conditions as are set






   forth in the stock purchase agreement, unless the participant shall have paid to the Company, out of the proceeds from the sale of such Shares or otherwise, an amount equal to the lesser of (i) the discount or (ii) the amount by which the fair market value for a share of the Company Common Stock, without restrictions, on the date on which the notice is given by participant to the Company exceeds the price per Share paid by the participant for such Shares.

        Stock Appreciation Rights. Stock Appreciation Rights related or unrelated to Options or other Awards may be granted to eligible employees: (i) at any time if unrelated to an Award or if related to an Award other than an Incentive Stock Option; or (ii) only at the time of grant of an Incentive Stock Option if related thereto. A Stock Appreciation Right may extend to all or a portion of the shares covered by a related Award.

        A Stock Appreciation Right granted in connection with an Award may be exercisable only at such time or times, and to the extent, that a related Award is exercisable. A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercisable only when the fair market value of the stock subject to the Incentive Stock Option exceeds the exercise price of the Incentive Stock Option. Upon the exercise of a Stock Appreciation Right, and if such Stock Appreciation Right is related to an Award surrender of an exercisable portion of the related Award, the participant shall be entitled to receive payment of a amount determined by multiplying the difference obtained by subtracting the purchase price of a share of Common Stock specified in the related Award, or if such Stock Appreciation Right is unrelated to an Award, from the fair market value, book value or other measure specified in the Award of such Stock Appreciation Right of a share of Common Stock on the date of exercise of such Stock Appreciation Right, by the number of shares as to which such Stock Appreciation Right has been exercised.

        The Board or the Committee, as the case may be, in its sole discretion, may require settlement of the amount determined under paragraph (i) above solely in cash, solely in shares of Common Stock valued at fair market value, or partly in such shares and partly in cash. Each Stock Appreciation Right and all rights and obligations thereunder must expire on such date as shall be determined by the Board or the Committee, but not later than 10 years after the date of the Award thereof, and must be subject to earlier termination as provided in the Plans.

        Performance Awards. One or more Performance Awards may be granted to any eligible employee. The value of such Awards may be linked to the market value, book value or other measure of the value of the Common stock or other specific performance criteria determined appropriate by the Board or the Committee, in each case on a specified date or over any period determined by the Board or the Committee, or may be based upon the






   appreciation in the market value, book value or other measure of the value of a specified number of shares of Common stock over a fixed period determined by the Board or the Committee. In making such determinations, the Board or the Committee may consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities, and other compensation of the participant.

        Dividend Equivalents. A participant may also be granted Dividend Rights based on the dividends declared on the Common Stock, to be credited as of dividend payment dates, during the period between the date of grant of the Award and the date such Award is exercised, vests or expires, as determined by the Board or the Committee. Such Dividend Rights may be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Board or the Committee.

        Stock Payments. The Board or the Committee may approve Stock Payments to eligible employees who elect to receive such payments in the manner determined from time to time by the Board or the Committee. The number of shares must be determined by the Board or the Committee and may be based upon the fair market value, book value or other measure of the value of such shares on the date the Award is granted or on any date thereafter.

        Loans. The Company may, with the Board's or the Committee's approval, extend one or more loans to participants in connection with the exercise or receipt of outstanding Awards granted under the Plans. Such loans are subject to the following conditions: (i) the principal of the loan may not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under the Plans less the aggregate par value of any Common Stock deliverable on such event, and the loan proceeds must be paid directly to the Corporation in consideration of such exercise or receipt; (ii) the initial term of the loan must be determined by the Board or the Committee; provided that the term of the loan, including extensions, may not exceed a period of ten years; (iii) the loan must be with full recourse to the participant, must be evidenced by the participant's promissory note and must bear interest at a rate determined by the Board or the Committee but not less than the Company's average cost of funds as of a date within 31 days of the date of such loan, as determined by the Board or the Committee; and iv) in the event a participant terminates his or her employment at the request of the Company, the unpaid principal balance of the note must become due and payable on the tenth business day after such termination; provided, however, that if a sale of such shares would cause such participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance may become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions by the






   participant subsequent to such termination. In the event a participant terminates employment other than at the request of the Company, the unpaid principal balance of the note becomes due and payable six months after the date of such termination.

        Termination, Suspension and Amendment. The Board of Directors or the Committee may, at any time, suspend, amend, modify of terminate the Plans (or any part thereof) and may, with the consent of the recipient of an Award, authorize such modifications of the terms and conditions of such participant's Award as it shall deem advisable. However, no amendment or modification of the Plans may be adopted without approval by a majority of the shares of the Common Stock represented (in person or by proxy) at a meeting of stockholders at which a quorum is present and entitled to vote thereat, if such amendment or modification would materially increase the benefits accruing to participants under the Plans within the meaning of Rule 16b-3 under the Exchange Act or any successor provision; materially increase the aggregate number of shares which may be delivered pursuant to Awards granted under the Plans; or materially modify the requirements of eligibility for participation in the Plans.

        Other Non-Qualified Stock Options. In October 1991, the Company granted nonstatutory stock options to purchase 40,000 shares of Common Stock at an exercise price of $1.375 per share to each of Gordon M. Liddle and T. Daniel Neveau, each directors of the Company at the time of the grant. Mr. Haglund, a director nominee, was granted 40,000 shares of Common Stock at an exercise price of $1.375 per share in October 1991. The options granted to such individuals are fully vested and expire in October 1996.

        In April 1994, the Company granted nonstatutory stock options to purchase 15,000 shares of Common Stock at an exercise price of $2.625 per share to each of Leland E. Sweetser and Marvin E. Helsley, each former directors of the Company. The options granted to such individuals vest 50% on each of the first and second anniversaries of the effective date of the grant (April 14, 1994) and expire in April 1999.

        In March 1995, the Board of Directors approved the grant of nonstatutory stock options exercisable at $2.25 per share expiring March 7, 2005 as follows: Grant S. Kesler received options to purchase 750,000 shares (of which 261,000 options were exercised in February 1996), T. Daniel Neveau, a former director, received options to purchase 750,000 shares (of which 261,000 options were exercised in February 1996), Javier Guerra Cisneros received options to purchase 250,000 shares (of which 100,000 options were exercised in February 1996) Doug Land received options to purchase 150,000 shares, and Gordon M. Liddle received options to purchase 150,000 shares. Mr. Haglund, a director nominee was granted options to purchase 150,000 shares at $2.25 per share at the same time. Except for






   100,000 of the options granted to Mr. Guerra, which vest upon the achievement of certain performance standards established by the Compensation Committee, all of such options are fully vested.

        In June 1996, in connection with the Company s formation of BFI-Omega, S.A. de C.V., the Company s joint venture in Mexico with Browning-Ferris Industries, Inc., the Company granted non-statutory stock options to an affiliate of Mr. Land for the purchase of 250,000 shares at an exercise price of $3.00 per share, all of which options are fully vested and expire on December 31, 2006.

   Compliance With Section 16 (a) of the Exchange Act

        Section 16 (a) of the Securities Exchange Act of 1934 requires the Company's officers, directors, and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the SEC ). Officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16 (a) forms they file. The Company believes that all filing requirements applicable to its officers, directors, and greater than 10% beneficial owners were complied with.

   Section 401 (k) Plan

        In December 1989, the Company adopted a tax-qualified cash or deferred profit sharing plan (the 401 (k) Plan ) covering all employees who have completed six months of continuous service prior to a plan entry date. Pursuant to the 401 (k) Plan, eligible employees may make salary deferral (before tax) contributions of up to 15% of their total compensation per plan year up to a specified maximum contribution as determined by the Internal Revenue Service. The 401 (k) Plan also includes provisions which authorize the Company to make discretionary contributions. Such contributions, if made, are allocated among all eligible employees as determined under the 401 (k) Plan.
   The trustees under the 401 (k) Plan invest the assets of each participant's account attributable to the Company's contribution in an equity fund or guaranteed income fund until the participant is fully vested. The trustees invest the assets at the direction of such participant for the portion attributable to the participant's contribution and the portion attributable to the Company's contribution if the participant is fully vested. No contributions were made to the 401 (k) Plan during the seven months ended December 31, 1996.

   Certain Relationships and Related Transactions

        In October 1994, in consideration of extraordinary contributions to the Company, including but not limited to the pledge of 755,000 shares of Common Stock of the Company owned by






   them to facilitate necessary financing for the Company, the Board of Directors approved the loan of $325,000 to each of Mr. Kesler and Mr. Neveau. Such borrowings were due 30 days after demand and were secured by a pledge of 300,000 shares of the Company s common stock from each. Interest on such loans was the prime rate of interest plus 7% per annum. In February 1996, Mr. Kesler and Mr. Neveau each repaid $150,000 of such loan. In March 1996, the notes were amended to modify the loan principal between Mr. Kesler ($490,000 principal balance at March 1, 1996) and Mr. Neveau ($160,000) as well as to adjust the interest rate effective March 1, 1996 to a variable rate based on the Company s quarterly investment rate. The amendment also stipulates that the notes must be repaid by May 31, 1997.

        During fiscal year 1996, the Company agreed to pay consulting fees of $51,000 to Mr. Liddle for services in connection with management supervision and consulting to the Company s insulation business. In June 1996, the Company agreed to a 19-month consulting agreement with Mr. Liddle for on-going consulting services at the rate of $5,000 per month.

        During fiscal year 1996, the Company entered into an agreement with The Chesapeake Group ( Chesapeake ), whose managing director is Mr. Land, pursuant to which Chesapeake agreed to act as a financial consultant to the Company in matters pertaining to its Mexican waste operations. Additionally, the Company agreed to pay certain transaction fees associated with new business ventures, merger, or acquisitions in Mexico for which Chesapeake performs consulting services. During fiscal year 1996, the Company paid Chesapeake $100,000 for past consulting services rendered and agreed to pay $8,000 per month for on-going consulting services. Pursuant to the agreement, the Company also paid Chesapeake a transaction fee for the successful closing of an agreement to form BFI-Omega, S.A. de C.V., a joint venture in Mexico with Browning-Ferris Industries, Inc.

        During the fiscal year ended May 31, 1996, the Company paid legal fees of $283,000 to the law firm of Gibson, Haglund & Johnson, of which Bruce H. Haglund, general counsel, secretary and board nominee of the Company, is a principal. The Company intends to continue to utilize the legal services of Gibson, Haglund & Johnson for the following year.

   Report of Compensation Committee



   April 2, 1997

   Board of Directors
   Metalclad Corporation
   3737 Birch Street, Suite 300
   Newport Beach, California






        As the Compensation Committee of Metalclad Corporation (the Company ), it is our duty to review and recommend the compensation levels for members of the Company's management, evaluate the performance of management and the administration of the Company's various incentive plans. This Committee has reviewed in detail the compensation of the Company's executive officers for the fiscal year ended December 31, 1996. In the opinion of the Committee, the compensation of the executive officers of the Company is reasonable in view of the Company's performance and the respective contributions of such officers to that performance.

        In determining the management compensation, this Committee evaluates the compensation paid to management based on their performance, their experience, and the stage of development of the Company. The Committee also takes into account such relevant external factors as general economic conditions, stock price performance, and stock market prices generally. In doing the foregoing, the Committee has sought and obtained opinions from outside professional advisors.

        Management compensation is composed of salary, bonuses, and options to purchase shares of Common Stock at the fair market value on the date of grant. The number of options granted is scaled to the salary of each individual officer. The executive compensation is not determined alone by reference to any performance objectives of the Company. However, the Committee intends to consider performance goals in the future.

        The policies and underlying philosophy governing the Company s compensation program are to: maintain a comprehensive program that is competitive in the marketplace, provide opportunities integrating salary and stock rights to compensate short- and long-term performance of management, recognize and reward individual accomplishments and allow the Company to hire and retain seasoned executives who are essential to the Company s success.

        The base salaries for executive officers are determined by evaluating the responsibilities of the positions held, the individual s experience, the competitive marketplace, the individual s performance of responsibilities and the individual s overall contribution to the Company.

        The Committee considers and recommends stock option grants under the Company s stock option plans for key employees and others who make substantial contributions to the financial success of the Company. The Company and the Committee believe that stock options provide strong incentive to increase the value of shareholders interests. Stock option grants are believed by the Committee to help focus management on the long-term success of the Company. The amount of any stock option grant is based primarily on an individual s responsibilities and position with the Company. Individual awards of options are






   affected by the Committee s subjective evaluation of factors it deems appropriate such as the assumption of responsibilities, competitive factors and achievements.

        Significant to the Committees recommendations concerning executive compensation and option grants, among other factors, are significant events which occurred over time and were accomplished in the year ended May 31, 1996 and the seven months ended December 31, 1996. First, the Company entered into an agreement with BFI-International, Inc., a subsidiary of Browning-Ferris Industries, Inc., to form a joint venture corporation in Mexico. Second, through the efforts of management the Company converted substantially all of the convertible subordinated debentures outstanding at May 31, 1995 into shares of common stock. Third, the Company consummated an institutional placement resulting in net proceeds to the Company of approximately $8,000,000. Fourth, the Company acquired BFI s interest in the joint venture at a nominal cost and fifth, the Company obtained a development agreement for a new facility in another state.

        The executive officers devoted substantial time and effort in bringing to fruition the joint venture, completing the debenture conversion, and consummating the financing while at the same time devoting significant time to the daily affairs of the Company. The Committee believes that based upon these and other factors, the compensation of the executive officers and the grant of stock options as recommended are appropriate and reasonable.


                                Compensation Committee



                                Gordon M. Liddle, Chairman























           Comparison of Five-Year Cumulative Total Returns
             Performance Report for Metalclad Corporation


   Prepared by the Center for Research in Security Prices
   Produced on 04/04/97 including data to 12/31/96

   Company Index: CUSIP     Ticker   Class     Sic    Exchange
                  59114210  MTLC               1790   NASDAQ

   Market Index:  NASDAQ Stock Market (US Companies)

   Peer Index:    NASDAQ Stocks (STC 1790-1799 US Companies)
                  Miscellaneous Special Trade Contractors

   Date          Company    Market      Market  Peer       Peer
                 Index      Index       Count   Index      Count
   -------------------------------------------------------------
   "05/31/91",   100.000,   100.000,    3871,   100.000,      6
   "06/28/91",   100.000,    93.909,    3893,    88.129,      6
   "07/31/91",   144.444,    99.469,    3891,    87.615,      6
   "08/30/91",   116.667,   104.415,    3904,    84.762,      6
   "09/30/91",   122.222,   104.799,    3908,    92.432,      6
   "10/31/91",   197.222,   108.263,    3920,   111.226,      6
   "11/29/91",   305.556,   104.629,    3932,   106.122,      5
   "12/31/91",   261.111,   117.411,    3940,    97.819,      5
   "01/31/92",   422.222,   124.276,    3953,   126.858,      5
   "02/28/92",   411.111,   127.092,    3957,   129.052,      5
   "03/31/92",   444.445,   121.093,    3969,   128.876,      5
   "04/30/92",   400.000,   115.900,    3968,   129.219,      5
   "05/29/92",   327.778,   117.406,    3956,   116.930,      5
   "06/30/92",   322.222,   112.815,    3936,   117.809,      5
   "07/31/92",   366.667,   116.812,    3900,   114.612,      5
   "08/31/92",   377.778,   113.241,    3881,   115.428,      5
   "09/30/92",   333.333,   117.451,    3879,   106.068,      5
   "10/30/92",   333.333,   122.076,    3891,    95.311,      5
   "11/30/92",   433.333,   131.789,    3907,   125.362,      5
   "12/31/92",   405.556,   136.641,    3931,   114.654,      5
   "01/29/93",   488.889,   140.530,    3919,   124.186,      5
   "02/26/93",   444.445,   135.288,    3950,   114.912,      5
   "03/31/93",   411.111,   139.203,    3974,   114.177,      5
   "04/30/93",   388.889,   133.262,    4008,   112.923,      5
   "05/28/93",   388.889,   141.223,    4036,   106.285,      5
   "06/30/93",   355.556,   141.876,    4072,    98.631,      5
   "07/30/93",   411.111,   142.043,    4104,   100.816,      5
   "08/31/93",   433.334,   149.385,    4139,   106.816,      4
   "09/30/93",   388.889,   153.834,    4174,   102.884,      4
   "10/29/93",   366.667,   157.291,    4222,    99.012,      4
   "11/30/93",   344.445,   152.601,    4305,    99.287,      4
   "12/31/93",   333.334,   156.854,    4377,    95.041,      4
   "01/31/94",   244.445,   161.616,    4401,    89.018,      4
   "02/28/94",   266.667,   160.105,    4440,    93.189,      4
   "03/31/94",   266.667,   150.257,    4492,    88.307,      4
   "04/29/94",   288.889,   148.308,    4521,    87.667,      6






   "05/31/94",   311.111,   148.669,    4563,    89.559,      5
   "06/30/94",   322.222,   143.233,    4576,    81.003,      5
   "07/29/94",   255.556,   146.170,    4594,    78.945,      5
   "08/31/94",   222.222,   155.489,    4612,    80.862,      6
   "09/30/94",   288.889,   155.091,    4615,    82.081,      6
   "10/31/94",   272.222,   158.139,    4637,    92.434,      6
   "11/30/94",   333.334,   152.894,    4653,    87.470,      6
   "12/30/94",   255.556,   153.322,    4658,    77.963,      6
   "01/31/95",   244.445,   154.182,    4648,    81.338,      6
   "02/28/95",   177.778,   162.336,    4650,    73.602,      6
   "03/31/95",   172.222,   167.147,    4644,    74.563,      6
   "04/28/95",   150.000,   172.409,    4655,    71.931,      6
   "05/31/95",   166.667,   176.855,    4654,    70.036,      6
   "06/30/95",   183.333,   191.187,    4671,    70.715,      6
   "07/31/95",   255.556,   205.240,    4690,    80.507,      6
   "08/31/95",   283.333,   209.400,    4713,    79.137,      6
   "09/29/95",   305.556,   214.214,    4709,    81.403,      5
   "10/31/95",   233.334,   212.987,    4746,    78.976,      5
   "11/30/95",   338.889,   217.988,    4778,    89.812,      5
   "12/29/95",   355.556,   216.828,    4818,    93.114,      5
   "01/31/96",   444.445,   217.900,    4808,   108.863,      6
   "02/29/96",   494.445,   226.204,    4838,   121.404,      6
   "03/29/96",   416.667,   226.956,    4877,   111.323,      6
   "04/30/96",   316.667,   245.788,    4922,   100.951,      5
   "05/31/96",   283.334,   257.073,    4980,    97.444,      5
   "06/28/96",   272.222,   245.483,    5033,    94.525,      5
   "07/31/96",   238.889,   223.618,    5065,    80.836,      5
   "08/30/96",   288.889,   236.146,    5089,    87.963,      5
   "09/30/96",   205.556,   254.221,    5095,    78.062,      5
   "10/31/96",   161.111,   251.409,    5137,    62.720,      5
   "11/29/96",   136.111,   266.966,    5176,    49.607,      5
   "12/31/96",   161.111,   266.688,    5173,    55.923,      5


   The index level for all series was set to 100.0 on 05/31/91.

























                APPROVAL OF AMENDMENT OF THE COMPANY'S
                   CERTIFICATE OF INCORPORATION TO
       INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

        The Company's Certificate of Incorporation currently authorizes 40,000,000 shares of Common Stock. As of December 31, 1996, there were 29,123,239 issued and outstanding shares of Common Stock. Of the unissued shares of Common Stock, the balance are reserved for issuance upon the exercise of outstanding common stock purchase warrants, the conversion of convertible subordinated debentures, and exercise of options for the purchase of common stock pursuant to the Company's various stock option plans and other stock option agreements. Consequently, the Company presently has no additional shares available for issuance currently authorized under the Certificate of Incorporation. The Company proposes to increase its authorized Common Stock to 80,000,000, which will then be available for issuance from time to time, for such purposes and such consideration, and on such terms, as the Board of Directors may approve, and no further vote of the stockholders of the Company will be required except in certain transactions as provided under the Delaware General Corporation Law.

        The Board of Directors believes that it is in the best interest of the Company to increase the number of authorized shares of Common Stock to 80,000,000 at this time, in light of the limited availability of shares. An increase in the authorized shares will enable the Company to meet possible contingencies and opportunities in which the issuance of shares of Common Stock in amounts greater than would otherwise remain available for issuance may be deemed advisable, such as in equity financings or in acquisition transactions. By adopting the proposed amendment to the Certificate of Incorporation at this time, consummation of issuances of any additional shares of Common Stock would be facilitated, because the delay and expense incident to the calling of a special meeting of the Company's stockholders, in cases where such a meeting would not be otherwise be required, would be avoided. The timing of the actual issuance of additional shares of Common Stock, if any, will depend upon market conditions, the specific purpose for which the stock is to be issued, and other factors. Any additional issuance of Common Stock could have a dilutive effect on existing holders of Common Stock. Any additional issuance of Common Stock would also have the effect of making a takeover attempt more difficult because control over a greater number of shares would be required. The Company currently has no plans for the issuance of any unreserved shares of Common Stock for which authorization is sought.

        The terms of the additional shares of Common Stock for which authorization is sought will be identical to the terms of the shares of Common Stock currently authorized and outstanding, and approval of the proposed amendment will not affect the terms, or the rights of the holders, of such shares.






        Approval of the amendment to increase the authorized common Stock will require the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock.

        If adopted by the stockholders, this proposed amendment to the Certificate of Incorporation will become effective upon filing with the Delaware Secretary of State.

        The Board of Directors has approved the proposed amendment to the Certificate of Incorporation and recommends that the Company's stockholders vote FOR adoption of this proposal.


   APPROVAL OF 1997 OMNIBUS STOCK OPTION AND INCENTIVE PLAN

        On January 3, 1996, the Board of Directors of the Company voted to adopt the 1997 Omnibus Stock Option Plan (the "1997 Plan"). The 1997 Plan is intended to provide incentive to key employees and directors of, and key consultants, vendors, customers, and others expected to provide significant services to, the Company, to encourage proprietary interest in the Company, to encourage such key employees to remain in the employ of the Company and its subsidiaries, to attract new employees with outstanding qualifications, and to afford additional incentive to consultants, vendors, customers, and others to increase their efforts in providing significant services to the Company. Pursuant to the terms of the 1997 Plan, the following types of incentives may from time to time be granted on a discretionary basis by the Board or the Committee: incentive stock options ("Incentive Stock Options"), nonstatutory stock options ("Nonstatutory Stock Options"), purchase rights ("Purchase Rights"), stock appreciation rights ("Stock Appreciation Rights"), performance awards ("Performance Awards"), dividend rights ("Dividend Rights"), and stock payments ("Stock Payments"), referred to hereinafter singly as "Award" and collectively as "Awards", as the context may require. The 1997 Plan also provides for the grant of Incentive Stock Options and Nonstatutory Stock Options to members of the Board of Directors on a "formula award" basis as provided in Rule 16b-3 of the Securities Exchange Act of 1934 ("Rule 16b-
   3").    As of the date of this Proxy Statement, no Awards have
   been granted pursuant to the 1997 Plan. The complete text of the 1997 Plan appears in the Appendix to this Proxy Statement.

        The 1997 Plan shall be administered by the Board in compliance with Rule 16b-3, or by a Committee (the "Committee") appointed by the Board, which Committee shall be constituted to permit the Plan to comply with Rule 16b-3, and which shall consist of not less than two members, each of whom has not participated in the 1997 Plan by way of receipt of any discretionary grant of an Award, and who will not so participate while serving as a member of the Committee, and each of whom has not participated under any other plan or have received options of the Company during the year preceding






   adoption of the 1997 Plan by the shareholders at the Meeting. A member of the Board or a Committee member shall in no event participate in any determination relation to Awards held by or to be granted on a discretionary basis to such Board or Committee member.

        All employees of the Company or of a subsidiary of the Company, who may be officers or directors of the Company, and consultants, vendors, customers, and others expected to provide significant services to the Company or any of its subsidiaries, are eligible to participate in the 1997 Plan. No Incentive Stock Option may be granted to a non-employee director or non-employee consultant, vendor, customer, or other provider of significant services to the Company or a subsidiary, and except that no Nonstatutory Stock Option may be granted to a non-employee director or non-employee consultant, vendor, customer, or other provider of significant services to the Company or a subsidiary other than upon a vote of a majority of disinterested directors finding that the value of the services rendered or to be rendered to the Company or a subsidiary by such non-employee director or non-employee consultant, vendor, customer, or other provider of services is at least equal to the value of the options granted.

        The aggregate number of shares of the Company's authorized but unissued Common Stock which may issued as an Award or which may be issued upon exercise of an Incentive Stock Option or nonstatutory Stock option under the 1997 Plan shall not exceed 6,000,000 shares. The number of shares subject to unexercised options, Stock Appreciation Rights or Purchase Rights granted under the 1997 Plan (plus the number of shares previously issued under the 1997 Plan) shall not at any time exceed the number of shares available for issuance under the 1997 Plan. In the event that any unexercised option, Stock Appreciation Right or Purchase Right, or any portion thereof, for any reason expires or is terminated, or if any shares subject to a restricted stock Award do not vest or are not delivered, the unexercised or unvested shares allocable to such Award may again be made subject to any Award.

        Options. Incentive Stock Options and Nonstatutory Stock Options (together hereinafter referred to as "Option" or "Options", unless the context otherwise requires) shall be evidenced by written stock option agreements in such form as the Committee shall from time to time determine. Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in the event that the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Company, or if the outstanding shares of the Common Stock are increased, decreased, exchanged for, or otherwise changed, or if additional shares or new or different shares or securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger in which the






   Company is the surviving entity or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment. In addition, the Board or the Committee may grant such additional rights in the foregoing circumstances as the Board or the Committee deems to be in the best interest of any Participant and the Corporation in order to preserve for the Participant the benefits of the Award.

        The exercise price in the case of any Incentive Stock Option shall not be less than the fair market value on the date of grant and, in the case of any Option granted to an optionee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, shall not be less than 110% of the fair market value on the date of grant. The exercise price in the case of any Nonstatutory Stock Option shall not be less than 85% of the fair market value on the date of grant.

        The purchase price is be payable in full in United States dollars upon the exercise of the Option; provided, however, that if the applicable Option agreement so provides, the purchase price may be paid (i) by the surrender of Shares in good form for transfer, owned by the participant and having a fair market value on the date of exercise equal to the purchase price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the fair market value of the Shares so surrendered equals the purchase price, (ii) by cancellation of indebtedness owed by the Company to the participant, (iii) with a full recourse promissory note executed by the participant, or
   (iv) any combination of the foregoing. The interest rate and other terms and conditions of such note shall be determined by the Board or the Committee. The Board or Committee may require that the participant pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares by released to the participant until such note shall be been paid in full.

        Each Option shall state the time or times which all or part thereof becomes exercisable. No Option shall be exercisable after the expiration of 10 years from the date it was granted, and no Option granted to an optionee who owns more than 10 of the total combined voting power of all classes of outstanding stock of the Company shall be exercisable after the expiration of five years from the date it was granted. During the lifetime of a participant in the 1997 Plan, the Option shall be exercisable only by that participant and shall not be assignable or transferable. In the event of the participant's death, the Option shall not be transferable by the participant other than by will or the laws of descent and distribution.

        Within the limitations of the 1997 Plan, the Board or Committee may modify, extend or renew outstanding Options or






   accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. No modification of an Option shall, without the consent of the participant, alter or impair any rights or obligations under any Option previously granted.

        In the case of Incentive Stock Options granted under the 1997 Plan, the aggregate fair market value (determined as of the date of the grant thereof) of the Shares with respect to which Incentive Stock Options become exercisable by any participant for the first time during any calendar year (under the 1997 Plan and all other plans maintained by the Company shall not exceed $100,000. The Board or Committee may, however, with the participant's consent, authorize an amendment to the Incentive Stock Option which renders it a Nonstatutory Stock Option.

        The stock option agreements authorized under the 1997 Plan may contain such other provisions not inconsistent with the terms of the 1997 Plan (including, without limitation, restrictions upon the exercise of the Option) as the Board or the Committee shall deem advisable.


        Restricted Stock Purchase Agreements. Restricted stock purchase rights (hereinabove defined as "Purchase Rights") shall be evidenced by written stock purchase agreements in such form as the Committee shall from time to time determine. Each Purchase Right shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in the event that the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Corporation, or if the outstanding shares of the Common Stock are increased, decreased, exchanged for, or otherwise changed, or if additional shares or new or different shares or securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger in which the Corporation is the surviving entity or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment. In addition, the Board or the Committee may grant such additional rights in the foregoing circumstances as the Board or the Committee deems to be in the best interest of any Participant and the Corporation in order to preserve for the Participant the benefits of the Award.

        Each agreement shall state the purchase price per Share at which the Purchase Right may be exercised, which shall not be less than the fair market value of a Share on the date on which the Purchase Rights are granted. Unless the Board or Committee otherwise determines, the purchase price per Share at which any Purchase Right granted under the 1997 Plan may be exercised shall not be less than the fair market value of a Share as of the date on which the Purchase Right is granted, less a discount






   equal to not more than 75% of such value.

        Purchase Rights must be exercised within 60 days after the later to occur of (i) Board approval of the grant of the Purchase Right or (ii) delivery of notice of such grant. Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner and shall expire immediately upon the death of the participant or the termination of such participant's employment with the Company.

        The purchase price shall be payable in full in United States dollars upon exercise of the Purchase Right; provided, however, that if the applicable agreement so provides, the purchase price may be paid (i) by the surrender of Shares in good form for transfer, owned by the person exercising the Purchase Right and having a fair market value on the date of exercise equal to the purchase price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the fair market value of the Shares so surrendered equal the Purchase Price, or (ii) with a full recourse promissory note executed by the participant. The interest rate and other terms and conditions of such note shall be determined by the Board or the Committee. The Board or Committee may require that the participant pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares by released to the participant until such note shall be been paid in full. In the event the Company determines that it is required to withhold state or Federal income tax as a result of the exercise of a Purchase Right, as a condition to the exercise thereof, a participant may be required to make arrangements satisfactory to the Company to enable it to satisfy such withholding requirements. In addition, the participant shall agree to immediately notify the Company if he or she files an election pursuant to Section 83(b) of the Internal Revenue Code with respect to receipt of the Shares.

        Within the limitations of the 1997 Plan, the Board or the Committee may modify, extend or renew outstanding Purchase Rights or accept the cancellation of outstanding Purchase Rights (to the extent not previously exercised) for the granting of new Purchase Rights in substitution therefor. The foregoing notwithstanding, no modification of a Purchase Right shall, without the consent of the participant, alter or impair any rights or obligations under any Purchase Right previously granted.

        In the event of the voluntary or involuntary termination or cessation of employment or association of a participant with the Company or any Subsidiary for any reason whatsoever, with or without cause (including death or disability), the Company shall, upon the date of such termination, have an irrevocable, exclusive option to repurchase (the "Repurchase Option") all or any portion of the Shares held by the Employee that are subject






   to the Repurchase Option as of such date at the original purchase price.

        Initially, all of the Shares shall be subject to the Repurchase Option. Thereafter, the Repurchase Option shall lapse and expire, or "vest," as to a specified number of the Shares in accordance with a schedule to be determined by the Board or the Committee, as the case may be, which shall be attached to the stock purchase agreement to be entered into between the participant and the Company. All Shares which continue to be subject to the Repurchase Option are sometimes hereinafter referred to as "Unvested Shares." Within 90 days following the date of the Participant's termination of employment by the Corporation, the Corporation shall notify the Employee as to whether it wishes to repurchase the Unvested Shares pursuant to the exercise of the Repurchase Option. If the Corporation elects to repurchase said Unvested Shares, it shall set a date for the closing of the transaction at the Executive Offices of the Corporation, not later than 30 days from the date such notice.

        Except for transfers to participant's descendants and spouses, the participant shall not transfer by sale, assignment, hypothecation donation or otherwise any of the Shares or any interest therein prior to the release of such Shares from the Repurchase Option. The Company's Repurchase Option may be assigned in whole or in part to any stockholder or stockholders of the Company or other persons or organizations. Each stock purchase agreement entered into as provided herein shall provide for a right of first refusal and option on the part of the Company to purchase all or any part of any Shares which are no longer subject to the Repurchase Option which the participant purposes to sell, transfer or otherwise dispose of (except for transfers to participant's descendants and spouses) on the condition that: (a) the participant must notify the Company in writing of any proposed sale, transfer or other disposition of any of the Shares, specifying the proposed transferee, the number of Shares proposed to be transferred, and the price at which such Shares are to be sold, transferred or otherwise disposed; (b) the Company shall have a period of 30 days from receipt of such notice to notify the participant in writing as to whether or not the Company elects to purchase all or a specified portion of such Shares at the lower of (i) price per share set forth in the notice given by the participant, or (ii) the fair market value for a share of the Company's Common Stock, without restrictions, on the date on which the notice is given by participant to the Company, less in either case an amount equal to the discount, if any; (c) if the Company elects not to purchase all of the Shares specified in the notice, the participant may sell, transfer or otherwise dispose of the remaining Shares in strict accordance with the terms specified in the notice within 90 days following the date of the notice. Any transferee of any of such Shares (other than the Company) will take and acquire all of such Shares subject to the






   continuing right of first refusal and option on the part of the Company to purchase all or any portion of such Shares from the transferee on all of the same terms and conditions as are set forth in the stock purchase agreement, unless the participant shall have paid to the Company, out of the proceeds from the sale of such Shares or otherwise, an amount equal to the lesser of (i) the discount or (ii) the amount by which the fair market value for a share of the Company Common Stock, without restrictions, on the date on which the notice is given by participant to the Company exceeds the price per Share paid by the participant for such Shares.

        Stock Appreciation Rights. Stock Appreciation Rights related or unrelated to Options or other Awards may be granted to eligible employees: (i) at any time if unrelated to an Award or if related to an Award other than an Incentive Stock Option; or (ii) only at the time of grant of an Incentive Stock Option if related thereto. A Stock Appreciation Right may extend to all or a portion of the shares covered by a related Award.

        A Stock Appreciation Right granted in connection with an Award shall be exercisable only at such time or times, and to the extent, that a related Award is exercisable. A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercisable only when the fair market value of the stock subject to the Incentive Stock Option exceeds the exercise price of the Incentive Stock Option. Upon the exercise of a Stock Appreciation Right, and if such Stock Appreciation Right is related to an Award surrender of an exercisable portion of the related Award, the participant shall be entitled to receive payment of a amount determined by multiplying the difference obtained by subtracting the purchase price of a share of Common Stock specified in the related Award, or if such Stock Appreciation Right is unrelated to an Award, from the fair market value, book value or other measure specified in the Award of such Stock Appreciation Right of a share of Common Stock on the date of exercise of such Stock Appreciation Right, by the number of shares as to which such Stock Appreciation Right has been exercised.

        The Board or the Committee, as the case may be, in its sole discretion, may require settlement of the amount determined under paragraph (i) above solely in cash, solely in shares of Common Stock valued at fair market value, or partly in such shares and partly in cash. Each Stock Appreciation Right and all rights and obligations thereunder shall expire on such date as shall be determined by the Board or the Committee, but not later than 10 years after the date of the Award thereof, and shall be subject to earlier termination as provided in the 1997 Plan.

        Performance Awards. One or more Performance Awards may be granted to any eligible employee. The value of such Awards may be linked to the market value, book value or other measure of






   the value of the Common stock or other specific performance criteria determined appropriate by the Board or the Committee, in each case on a specified date or over any period determined by the Board or the Committee, or may be based upon the appreciation in the market value, book value or other measure of the value of a specified number of shares of Common stock over a fixed period determined by the Board or the Committee. In making such determinations, the Board or the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the participant.

        Dividend Equivalents. A participant may also be granted Dividend Rights based on the dividends declared on the Common Stock, to be credited as of dividend payment dates, during the period between the date of grant of the Award and the date such Award is exercised, vests or expires, as determined by the Board or the Committee. Such Dividend Rights shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Board or the Committee.

        Stock Payments. The Board or the Committee may approve Stock Payments to eligible employees who elect to receive such payments in the manner determined from time to time by the Board or the Committee. The number of shares shall be determined by the Board or the Committee and may be based upon the fair market value, book value or other measure of the value of such shares on the date the Award is granted or on any date thereafter.

        Loans. The Company may, with the Board's or the Committee's approval, extend one or more loans to participants in connection with the exercise or receipt of outstanding Awards granted under the Plan. Such loans are subject to the following conditions: (i) the principal of the loan shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under the Plan less the aggregate par value of any Common Stock deliverable on such event, and the loan proceeds shall be paid directly to the Corporation in consideration of such exercise or receipt; (ii) the initial term of the loan shall be determined by the Board or the Committee; provided that the term of the loan, including extensions, shall not exceed a period of ten years; (iii) the loan shall be with full recourse to the participant, shall be evidenced by the participant's promissory note and shall bear interest at a rate determined by the Board or the Committee but not less than the Company's average cost of funds as of a date within 31 days of the date of such loan, as determined by the Board or the Committee; and iv) in the event a participant terminates his or her employment at the request of the Company, the unpaid principal balance of the note hall become due and payable on the tenth business day after such termination; provided, however, that if a sale of such shares would cause such participant to incur liability under Section 16(b) of the






   Exchange Act, the unpaid balance shall become due and payable on the tenth business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions by the participant subsequent to such termination. In the event a participant terminates employment other than at the request of the Company, the unpaid principal balance of the note shall become due and payable six months after the date of such termination.

        Termination, Suspension and Amendment. The Board of Directors or the Committee may, at any time, suspend, amend, modify of terminate the 1997 Plan (or any part thereof) and may, with the consent of the recipient of an Award, authorize such modifications of the terms and conditions of such participant's Award as it shall deem advisable. However, no amendment or modification of the 1997 Plan may be adopted without approval by a majority of the shares of the Common Stock represented (in person or by proxy) at a meeting of stockholders at which a quorum is present and entitled to vote thereat, if such amendment or modification would materially increase the benefits accruing to participants under the 1997 Plan within the meaning of Rule 16b-3 under the Exchange Act or any successor provision; materially increase the aggregate number of shares which may be delivered pursuant to Awards granted under the 1997 Plan; or materially modify the requirements of eligibility for participation in the Plan.

        The ratification of the 1997 Plan requires the affirmative vote of the majority of the shares present at the Meeting.

        Neither adoption of the 1997 Plan nor the provisions thereof shall limit the authority of the Board of Directors to adopt other plans or to authorize other payments of compensation and benefits under applicable law.

   OPTIONS GRANTED IN FISCAL YEAR 1996

        In January 1996, the Board of Directors of the Company adopted a resolution to grant 4,495,000 non-statutory stock options to various officers, directors, and employees of the Company at an exercise price of $3.625 (the fair market value of the Company s Common Stock on the date of grant), subject to approval by the Compensation Committee of the Board of Directors and the stockholders at the next annual stockholders meeting and contingent upon increasing the authorized number of shares of Common Stock of the Company. All of the proposed recipients of such options, with the exception of T. Daniel Neveau, agreed in December 1996 to waive any rights they had to such options and the Board rescinded all of such options with the exception of 1,300,000 options granted to Mr. Neveau.

        The terms and conditions of the proposed options for Mr.
   Neveau to be approved by the stockholders include (i) vesting in






   accordance with a schedule to be determined by the Compensation Committee, (ii) an expiration date of January 3, 2006, and (iii) transferability limited to transfers to a trust established for the benefit of the optionee, by will, or by the laws of descent.

   APPROVAL OF ENGAGEMENT OF AUDITORS

        Effective May 1996, the Company's Board of Directors dismissed Grant Thornton and approved and engaged Arthur Andersen, LLP as its independent auditors. The Board of Directors has selected Arthur Andersen, LLP as independent public accountant for the Company for the year ending December 31, 1996, subject to approval by the stockholders of the Company. Prior to such engagement, neither the Company nor anyone on the Company's behalf consulted Arthur Andersen, LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was the subject of a disagreement with Arthur Andersen, LLP or a reportable event.
   To the knowledge of the Company, at no time has Arthur Andersen, LLP had any direct or indirect financial interest in or any connection with the Company other than as independent public accountants. It is anticipated that a representative of Arthur Andersen, LLP will be available at the Meeting to make a statement if so desired and to respond to appropriate questions.


   SUBMISSION OF SHAREHOLDER PROPOSALS

        Stockholders are advised that any stockholder proposal intended for consideration at the 1998 Annual Meeting must be received by the Company on or before February 28, 1998 to be included in any proxy materials prepared for the 1998 Annual Meeting of Stockholders. It is recommended that stockholders submitting proposals direct them to the Secretary of the Company and utilize certified mail-return receipt requested to insure timely delivery of the proposal.


   MISCELLANEOUS AND OTHER MATTERS

   Financial Statements

        The Company's financial statements for the fiscal year ended May 31, 1996 and the seven months ended December 31, 1996, appear on the pages following page 25 of its 1996 Annual Report on Form 10-K which is being mailed to all stockholders along with this Proxy Statement. Said pages are incorporated herein by reference.

   Matters Not Determined at the Time of the Solicitation

        Management knows of no matters to come before the Meeting






   other than as specified herein. If any other matter should come before the Meeting, then the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

        A COPY OF THE COMPANY'S CURRENT ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, IS BEING MAILED TO EACH SHAREHOLDER TOGETHER WITH THIS PROXY STATEMENT. ADDITIONAL COPIES OF THE ANNUAL REPORT MAY BE OBTAINED BY SHAREHOLDERS WITHOUT CHARGE BY WRITING TO: METALCLAD CORPORATION, 3737 BIRCH STREET, SUITE 300, NEWPORT BEACH, CALIFORNIA 92660.

























































                        METALCLAD CORPORATION

             1997 OMNIBUS STOCK OPTION AND INCENTIVE PLAN










































                             EXHIBIT "A"







                        METALCLAD CORPORATION

             1997 OMNIBUS STOCK OPTION AND INCENTIVE PLAN


                                                               PAGE

   I.     PURPOSE.............................................   1

   II.    DEFINITIONS.........................................   1

   III.   EFFECTIVE DATE......................................   3

   IV.    ADMINISTRATION......................................   4

   V.     PARTICIPATION.......................................   4

          5.1  Eligibility....................................   4
          5.2  Ten Percent Shareholders.......................   4
          5.3  Stock Ownership................................   5
          5.4  Outstanding Stock..............................   5

   VI.    STOCK SUBJECT TO THE PLAN...........................   5

   VII.   OPTIONS.............................................   5

          7.1  Stock Option Agreements........................   5
          7.2  Number of Shares...............................   5
          7.3  Exercise Price.................................   5
          7.4  Medium and Time of Payment.....................   5
          7.5  Term and Transferability of Options............   6
          7.6  Modification, Extension and Renewal of
                 Options......................................   6
          7.7  Limitation on Grant of Incentive Stock Options.   6

          7.8  Other Provisions...............................   6
          7.9  Specific Awards Approved by the
                 Shareholders.................................   6

   VIII.  RESTRICTED STOCK PURCHASE AGREEMENTS................   7

          8.1  Stock Purchase Agreements......................   7
          8.2  Number of Shares...............................   7
          8.3  Purchase Price.................................   7
          8.4  Exercisability and Nontransferability
                 of Purchase Rights...........................   7
          8.5  Medium and Time of Payment.....................   7
          8.6  Consent of Spouse..............................   7
          8.7  Modification, Extension and Renewal of
                 Purchase Rights..............................   7
          8.8  Repurchase Option as to Unvested Shares........   8
          8.9  Corporation's Right of First Refusal






                 to Purchase Vested Shares....................   8
         8.10  Other Provisions...............................   9

   IX.   STOCK APPRECIATION RIGHTS............................   9

          9.1  Grant..........................................   9
          9.2  Exercise  of Stock Appreciation Rights.........   9
          9.3  Payment........................................   9
          9.4  Maximum Stock Appreciation Right Term..........   9

   X.    PERFORMANCE AWARDS...................................  10

   XI.   DIVIDEND EQUIVALENTS.................................  10

   XII.  STOCK PAYMENTS.......................................  10

   XIII. LOANS................................................  10

   XIV.  RIGHTS OF PARTICIPANTS AND BENEFICIARIES.............  11

         14.1  Employee Status................................  11
         14.2  No Employment Contract.........................  11
         14.3  No Transferability.............................  11
         14.4  Plan Not Funded................................  11
         14.5  Adjustments upon Recapitalizations and
                 Corporate Changes............................  12
         14.6  Termination of Employment......................  12
         14.7  Death of Participant...........................  12
         14.8  Disability of Participant......................  12
         14.9  Retirement of Participant......................  12
         14.10 Rights as a Stockholder........................  13
         14.11 Deferral of Payments...........................  13
         14.12 Acceleration of Awards.........................  13

   XV.   MISCELLANEOUS........................................  13

         15.1  Termination, Suspension and Amendment..........  13
         15.2  No Fractional Shares...........................  14
         15.3  Tax Withholding and Tax Bonuses................  14
         15.4  Restrictions of Elections Made by Participants.  14
         15.5  Limitations on the Corporation's Obligations...  14
         15.6  Compliance with Laws...........................  14
         15.7  Governing Law..................................  15
         15.8  Securities Law Requirements....................  15
         15.9  Execution......................................  16















                         METALCLAD CORPORATION

             1997 OMNIBUS STOCK OPTION AND INCENTIVE PLAN


   I.  PURPOSE

        The Plan is intended to provide incentive to key employees and directors of, and key consultants, vendors, customers, and others expected to provide significant services to, the Corporation, to encourage proprietary interest in the Corporation, to encourage such key employees to remain in the employ of the Corporation and its Subsidiaries, to attract new employees with outstanding qualifications, and to afford additional incentive to consultants, vendors, customers, and others to increase their efforts in providing significant services to the Corporation.


   II.  DEFINITIONS.

         2.1 "Award" shall mean an Option, which may be designated an Incentive Stock Option or a Nonstatutory Stock Option, a Purchase Right, a Stock Appreciation Right, a Performance Award, a Dividend Right or a Stock Payment, in each case as granted pursuant to the Plan.

         2.2  "Award Agreement" shall mean a Stock Option
   Agreement, Restricted Stock Agreement or a Purchase Right
   Agreement.

         2.3
     "Beneficiary" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under the Plan in the event of a Participant's death.

         2.4 "Board" shall mean the Board of Directors of the Corporation.

         2.5 "Code" shall mean the Internal Revenue Code of 1986, as amended.

         2.6 "Committee" shall mean the committee, if any, appointed by the Board in accordance with Section 4 of the Plan.

         2.7 "Common Stock" shall mean the Common Stock, without par value, of the Corporation.

         2.8  "Corporation" shall mean Metalclad Corporation, an
   Arizona corporation, and its Subsidiaries.








         2.9 "Disability" shall mean the condition of a Participant who is unable to [perform his or her substantial and material job duties due to injury or sickness or such other condition as the Board or Committee may determine in its sole discretion/engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months].

         2.10 "Discount" shall mean, with respect to the Purchase Price of Purchase Rights, the discount from the Fair Market
   Value of a Share as set forth in Section 8.3.

         2.11 "Dividend Equivalent" shall mean a right to receive a number of Shares or a cash amount, determined as provided in
   Article XII hereof.

         2.12 "Eligible Employee" shall mean an individual who is employed (within the meaning of Code Section 3401 and the regulations thereunder) by the Corporation.

         2.13  "Event" shall mean any of the following:

               (a) Any person or entity (or group of affiliated persons or entities) acquires in one or more transactions, whether before or after the effective date of the Plan, ownership of more than 50 percent of the outstanding shares of stock entitled to vote in the election of directors of the Corporation; or

               (b)  The dissolution or liquidation of the
   Corporation or a reorganization, merger or consolidation of the Corporation with one or more entities, as a result of which the Corporation is not the surviving entity, or a sale of all or substantially all of the assets of the Corporation as an entirety to another entity.

   For purposes of this definition, ownership does not include ownership (i) by a person owning such shares merely of record (such as a member of a securities exchange, a nominee or a securities depository system), (ii) by a person as a bona fide pledgee of shares prior to a default and determination to exercise powers as an owner of the shares, (iii) by a person who is not required to file statements on Schedule 13D by virtue of Rule 13d-1(b) of the Securities and Exchange Commission under the Exchange Act, or (iv) by a person who owns or holds shares as an underwriter acquired in connection with an underwritten offering pending and for purposes of resale.

         2.14  "Exchange Act" shall mean the Securities Exchange
   Act of 1934, as amended from time to time.








         2.15 "Exercise Price" shall mean the price per Share of Common Stock, determined by the Board or the Committee, at which an Award may be exercised.

         2.16 "Fair Market Value" shall mean the value of one (1) Share of Common Stock, determined as follows:

                (i) If the Shares are traded on an exchange, the price at which Shares traded at the close of business on the date of valuation; or

                (ii) If the Shares are traded over-the-counter on the NASDAQ System, the closing price if one is available, or the mean between the bid and asked prices on said System at the close of business on the date of valuation; or

                (iii) If neither (i) nor (ii) above applies, the fair market value as determined by the Board or the Committee in good faith. Such determination shall be conclusive and binding on all persons.

         2.17 "Incentive Stock Option" shall mean an option described in Section 422A(b) of the Code.

         2.18 "Nonstatutory Stock Option" shall mean an option not described in Section 422(b), 422A(b), 423(b) or 424(b) of the Code.

         2.19 "Option" shall mean either an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

         2.20 "Participant" shall mean an Eligible Employee who has received an Award under the Plan.

         2.21 "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, stock or a combination of both.

         2.22  "Plan" shall mean the Metalclad Corporation 1996
   Omnibus Stock Option and Incentive Plan, as it may be amended from time to time.

         2.23 "Purchase Price" shall mean the Exercise Price times the number of Shares with respect to which an Award is exercised.

        2.24 "Purchase Right" shall mean the grant to an Employee of the right to purchase Shares under the Plan.

         2.25 "Restricted Stock" shall mean those Shares issued pursuant to a Restricted Stock Award that are not free of the restrictions set forth in the related Restricted Stock
   Agreement.







         2.26 "Restricted Stock Award" shall mean an award of a fixed number of shares subject to payment of such consideration, if any, and such forfeiture provisions, as are set forth in the related Restricted Stock Agreement.

         2.27 "Retirement" shall mean the voluntary termination of employment by an Employee upon the attainment of age sixty-five
   (65) and the completion of not less than twenty (20) years of service with the Corporation or a Subsidiary.

         2.28 "Share" shall mean one (1) share of Common Stock, adjusted in accordance with Section 15.4 of the Plan (if applicable).

         2.29  "Securities Act" shall mean the Securities Act of
   1933, as amended from time to time.

        2.30 "Stock Appreciation Right" shall mean the right to receive a number of Shares or a cash amount, or a combination of Shares and cash, based upon the Fair Market Value, book value or other measure determined by the Board or the Committee, as the case may be, pursuant to Section 10.1 of the Plan.

        2.31 "Stock Payment" shall mean a payment in the form of Shares, or a Purchase Right, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation the salary, bonuses or commissions, that would otherwise become payable in cash to an Eligible Employee.

         2.32 "Subsidiary" shall mean any corporation at least fifty percent (50%) of the total combined voting power of which is owned by the Corporation or by another Subsidiary.

         2.33  "Tax Date" shall have the meaning set forth in
   Section 15.3 hereof.


   III.  EFFECTIVE DATE

          The Plan was adopted by the Board on January 3, 1996, subject to the approval by the Corporation's shareholders. The Plan is being submitted to the shareholders of the Corporation for their approval at the Annual Meeting thereof scheduled for May 15, 1997. The effective date of the Plan shall be January 3, 1996 (the "Effective Date"), provided that the Plan is approved by the shareholders of the Corporation at the Annual Meeting.


   IV.   ADMINISTRATION

         The Plan shall be administered by the Board in compliance with Rule 16b-3 of the Securities Exchange Act of 1934 ("Rule






   16b-3"), or by a Committee appointed by the Board, which Committee shall be constituted to permit the Plan to comply with Rule 16b-3, and which shall consist of not less than three (3) members. The Board shall appoint one of the members of the Committee, if there be one, as Chairman of the Committee. If a Committee has been appointed, the Committee shall hold meetings at such times and places as it may determine. Acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. The Board, or the Committee if there be one, shall from time to time at its discretion select the Eligible Employees and consultants who are to be granted Awards, determine the number of Shares or cash, or the combination thereof, to be applicable to such Award, and designate any Options as Incentive Stock Options or Nonstatutory Stock Options, except that no Incentive Stock Option may be granted to a non-employee director or a non-employee consultant. A member of the Board or a Committee member shall in no event participate in any determination relating to Awards held by or to be granted to such Board or Committee member; however, a member of the Board or a Committee member shall be entitled to receive Awards approved by the shareholders in accordance with the provisions of Rule 16b-3. The interpretation and construction by the Board, or by the Committee if there be one, of any provision of the Plan or of any Award granted thereunder shall be final. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted thereunder. In addition to any right of indemnification provided by the Articles of Incorporation or Bylaws of the Corporation, such person shall be indemnified and held harmless by the Corporation from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with any claim, suit, action or proceeding to which he may be a party by reason of any action or omission under the Plan.


   V.   PARTICIPATION

         5.1  Eligibility.  Subject to the terms and conditions of
   Section 5.2 below, the Participants shall be such persons as the shareholders may approve or as the Committee may select from
   among the following classes of persons:   (i) Employees of the
   Corporation or of a Subsidiary (who may be officers, whether or not they are directors); and (ii) Consultants, vendors, customers, and others expected to provide significant services to the Corporation or a Subsidiary.

   For purposes of this Plan, a Participant who is a director or a consultant, vendor, customer, or other provider of significant services to the Corporation or a Subsidiary shall be deemed to be an Eligible Employee, and service as a director, consultant, vendor, customer, or other provider of significant services to






   the Corporation or a Subsidiary shall be deemed to be employment, except that no Incentive Stock Option may be granted to a non-employee director or non-employee consultant, vendor, customer, or other provider of significant services to the Corporation or a Subsidiary, and except that no Nonstatutory Stock Option may be granted to a non-employee director or non-employee consultant, vendor, customer, or other provider of significant services to the Corporation or a Subsidiary other than upon a vote of a majority of disinterested directors finding that the value of the services rendered or to be rendered to the Corporation or a Subsidiary by such non-employee director or non-employee consultant, vendor, customer, or other provider of services is at least equal to the value of the Awards granted.

         5.2 Ten-Percent Shareholders. An Eligible Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any of its Subsidiaries shall not be eligible to receive an Award for an Incentive Stock Option unless (i) the Exercise Price of the Shares subject to such Award is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the date of grant; and (ii) such Award by its terms is not exercisable after the expiration of five (5) years from the date of grant.

         5.3 Stock Ownership. For purposes of Section 5.2 above, in determining stock ownership an Eligible Employee shall be considered as owning the stock owned, directly or indirectly, by of for his brothers, sisters, spouses, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Eligible Employee holds an Award shall not be counted.

         5.4 Outstanding Stock. For purposes of Section 5.2 above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Award to the Participant. "Outstanding stock" shall not include shares authorized for issue under outstanding Options or Purchase Rights held by the Participant or by any other person.


   VI.  STOCK SUBJECT TO THE PLAN

         The stock subject to Awards granted under the Plan shall be Shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued as Awards or upon exercise of Awards under the Plan shall not exceed Six Million (6,000,000) shares. The number of Shares subject to unexercised Options, Stock Appreciation Rights or Purchase Rights (plus the number of Shares previously issued under the Plan) shall not at any time






   exceed the number of Shares available for issuance under the Plan. In the event that any unexercised Option, Stock Appreciation Right or Purchase Right, or any portion thereof, for any reason expires or is terminated, or if any shares subject to a Restricted Stock Award do not vest or are not delivered, the unexercised or unvested Shares allocable to such Option, Stock Appreciation Right, Purchase Right or Restricted Stock Award may again be made subject to any Award. Any Shares withheld by the Corporation pursuant to Section 15.3 shall not be deemed to be issued. The number of withheld Shares shall be deducted from the applicable Award and shall not entitle the Participant to receive additional Shares. The limitations established by this Article VI shall be subject to adjustment in the manner provided in Section 14.5 hereof upon the occurrence of an event specified therein.


   VII.  OPTIONS

         7.1 Stock Option Agreements. Options shall be evidenced by written stock option agreements in such form as the Committee shall from time to time determine. Such agreements shall comply with and be subject to the terms and conditions set forth below.

         7.2 Number of Shares. Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section
   14.5 hereof.

         7.3 Exercise Price. Each Option shall state the Exercise Price thereof. The Exercise Price in the case of any Incentive Stock Option shall not be less than the Fair Market Value on the date of grant and, in the case of any Option granted to an Optionee described in Section 5.2 hereof, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant. The Exercise Price in the case of any Nonstatutory Stock Option shall not be less than eighty-five percent (85%) of the Fair Market Value on the date of grant.

         7.4 Medium and Time of Payment. The Purchase Price shall be payable in full in United States dollars upon the exercise of the Option; provided, however, that if the applicable Stock Option Agreement so provides the Purchase Price may be paid (i) by the surrender of Shares in good form for transfer, owned by the Participant and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equal the Purchase Price, (ii) by cancellation of indebtedness owed by the Corporation to the Participant, (iii) with a full recourse promissory note executed by the Participant, or (iv) any combination of the foregoing. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Participant






   pledge his or her Shares to the Corporation for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares by released to the Participant until such note shall be been paid in full.

         7.5 Term and Nontransferability of Options. Each Option shall state the time or times which all or part thereof becomes exercisable. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted, and no Option granted to a Participant described in Section 5.2 hereof shall be exercisable after the expiration of five (5) years from the date it was granted. During the lifetime of the Participant, the Option shall be exercisable only by the Participant and shall not be assignable or transferable. In the event of the Participant's death, the Option shall not be transferable by the Participant other than by will or the laws of descent and distribution.

         7.6 Modification, Extension and Renewal of Option. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Participant, alter or impair any rights or obligations under any Option previously granted.

         7.7 Limitation on Grant of Incentive Stock Options. In the case of Incentive Stock Options granted hereunder, the aggregate Fair Market Value (determined as of the date of the grant thereof) of the Shares with respect to which Incentive Stock Options become exercisable by any Participant for the first time during any calendar year (under this Plan and all other plans maintained by the Corporation, its parent or its Subsidiaries) shall not exceed One Hundred Thousand Dollars ($100,000). The Board or Committee may, however, with the Participant's consent authorize an amendment to the Incentive Stock Option which renders it a Nonstatutory Stock Option.


         7.8 Other Provisions. The Stock Option Agreements authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option) as the Committee shall deem advisable.


   VIII.  RESTRICTED STOCK PURCHASE RIGHTS

         8.1 Stock Purchase Agreements. Purchase Rights shall be evidenced by written Stock Purchase Agreements in such form as the Committee shall from time to time determine. Such agreements shall comply with and be subject to the terms and conditions set forth below.






         8.2 Number of Shares. Each Purchase Right shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of
   Section 14.5 hereof.

         8.3 Purchase Price. Each Stock Purchase Agreement shall state the Purchase Price per Share at which the Purchase Right may be exercised, which shall not be less than the Fair Market Value of a Share on the date on which the Purchase Rights are granted. Unless the Board or Committee otherwise determines, the Purchase Price per Share at which any Purchase Right granted under the Plan may be exercised shall not be less than the Fair Market Value of a Share as of the date on which the Purchase Right is granted, less a discount (the "Discount") equal to not more than seventy-five percent (75%) of such value.

         8.4 Exercisability and Non-Transferability of Purchase Rights. Purchase Rights granted to an Eligible Employee pursuant to the Plan must be exercised within sixty (60) days after the later to occur of (i) Board approval of the grant of the Purchase Right or (ii) delivery of notice of such grant. Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner and shall expire immediately upon the death of the Participant or the termination of such Participant's employment with the Corporation.

         8.5 Medium and Time of Payment. The Purchase Price shall be payable in full in United States dollars upon exercise of the Purchase Right; provided, however, that if the applicable Stock Purchase Agreement so provides, the Purchase Price may be paid
   (i) by the surrender of Shares in good form for transfer, owned by the person exercising the Purchase Right and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equal the Purchase Price, or (ii) with a full recourse promissory note executed by the Participant. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Participant pledge his or her Shares to the Corporation for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares by released to the Participant until such note shall be been paid in full. In the event the Corporation determines that it is required to withhold state or Federal income tax as a result of the exercise of a Purchase Right, as a condition to the exercise thereof, a Participant may be required to make arrangements satisfactory to the Corporation to enable it to satisfy such withholding requirements. In addition, the Participant shall agree to immediately notify the Corporation if he or she files an election pursuant to Section 83(b) of the Code with respect to receipt of the Shares.







         8.6 Consent of Spouse. Each Participant who is married must cause his or her spouse to sign and deliver the Stock
   Purchase Agreement to the Corporation, in the place provided for such signature on the Stock Purchase Agreement.

         8.7 Modification, Extension and Renewal of Purchase Rights. Within the limitations of the Plan, the Board or the Committee may modify, extend or renew outstanding Purchase Rights or accept the cancellation of outstanding Purchase Rights (to the extent not previously exercised) for the granting of new Purchase Rights in substitution therefor. The foregoing notwithstanding, no modification of a Purchase Right shall, without the consent of the Employee, alter or impair any rights or obligations under any Purchase Right previously granted.

         8.8.  Repurchase Option as to Unvested Shares.

               (a) Termination of Employment. In the event of the voluntary or involuntary termination or cessation of employment or association of the Participant with the Corporation or any Subsidiary for any reason whatsoever, with or without cause (including death or disability), the Corporation shall, upon the date of such termination, have an irrevocable, exclusive option to repurchase (the "Repurchase Option") all or any portion of the Shares held by the Employee that are subject to the Repurchase Option as of such date at the original Purchase Price.

               (b) Vesting. Initially, all of the Shares shall be subject to the Repurchase Option. Thereafter, the Repurchase Option shall lapse and expire, or "vest," as to a specified number of the Shares in accordance with a schedule to be determined by the Board or the Committee, as the case may be, which shall be attached to the Stock Purchase Agreement to be entered into between the Participant and the Corporation as provided in Section 8.1 above. All Shares which continue to be subject to the Repurchase Option are sometimes hereinafter referred to as "Unvested Shares."

               (c) Notice. Within ninety (90) days following the date of the Participant's termination of employment by the Corporation, the Corporation shall notify the Employee as to whether it wishes to repurchase the Unvested Shares pursuant to the exercise of the Repurchase Option. If the Corporation elects to repurchase said Unvested Shares, it shall set a date for the closing of the transaction at the Executive Offices of the Corporation, not later than thirty (30) days from the date such notice.

               (d)  Transfers.  Except for transfers to
   Participant's descendants and spouses, the Participant shall not transfer by sale, assignment, hypothecation donation or otherwise any of the Shares or any interest therein prior to the release of such Shares from the Repurchase Option.






               (e)  Assignment.  The Corporation's Repurchase
   Option may be assigned in whole or in part to any stockholder or stockholders of the Corporation or other persons or organizations.

          8.9 Corporation's Right of First Refusal to Purchase Vested Shares. Each Stock Purchase Agreement entered into as provided herein shall provide for a right of first refusal and option on the part of the Corporation to purchase all or any part of any Shares which are no longer subject to the Repurchase Option which the Participant purposes to sell, transfer or otherwise dispose of (except for transfers to Participant's descendants and spouses) on the following terms and conditions:

                (a) The Participant must notify the Corporation in writing of any proposed sale, transfer or other disposition of any of the Shares, specifying the proposed transferee, the number of Shares proposed to be transferred, and the price at which such Shares are to be sold, transferred or otherwise disposed.

               (b)  The Corporation shall have a period of thirty
   (30) days from receipt of such notice to notify the Participant in writing as to whether or not the Corporation elects to purchase all or a specified portion of such Shares at the lower of (i) price per share set forth in the notice given by the Participant, or (ii) the Fair Market Value for a share of the Corporation's Common Stock, without restrictions, on the date on which the notice is given by Participant to the Corporation (determined as provided in Section 2.13 above), less in either case an amount equal to the Discount.

               (c) If the Corporation elects not to purchase all of the Shares specified in the notice, the Participant may sell, transfer or otherwise dispose of the remaining Shares in strict accordance with the terms specified in the notice within ninety
   (90) days following the date of the notice. It is understood and agreed that any transferee of any of such Shares (other than the Corporation) will take and acquire all of such Shares subject to the continuing right of first refusal and option on the part of the Corporation to purchase all or any portion of such Shares from the transferee on all of the same terms and conditions as are set forth in the Stock Purchase Agreement, unless the Participant shall have paid to the Corporation, out of the proceeds from the sale of such Shares or otherwise, an amount equal to the lesser of (i) the Discount or (ii) the amount by which the Fair Market Value for a share of the Corporation's Common Stock, without restrictions, on the date on which the notice is given by Participant to the Corporation (determined as provided in Section 2.13 above) exceeds the price per Share paid by the Participant for such Shares.

         8.10 Other Provisions. The Stock Purchase Agreements authorized may contain such other provisions not inconsistent






   with the terms of the Plan as the Board or the Committee shall deem advisable.


   IX.  STOCK APPRECIATION RIGHTS

         9.1 Grant. Stock Appreciation Rights related or unrelated to Options or other Awards may be granted to Eligible Employees (i) at any time if unrelated to an Award or if related to an Award other than an Incentive Stock Option; or (ii) only at the time of grant of an Option if related thereto. A Stock Appreciation Right may extend to all or a portion of the shares covered by a related Award.

         9.2 Exercise of Stock Appreciation Rights. A Stock Appreciation Right granted in connection with an Award shall be exercisable only at such time or times, and to the extent, that a related Award is exercisable. A Stock Appreciation Right granted in connection with an Option may be exercisable only when the Fair Market Value of the stock subject to the Option exceeds the exercise price of the Incentive Stock Option.

         9.3  Payment.

              (a) Upon the exercise of a Stock Appreciation Right, and, if such Stock Appreciation Right is related to an Award, surrender of an exercisable portion of the related Award, the Participant shall be entitled to receive payment of an amount determined by multiplying:

                   (i) the difference obtained by subtracting the purchase price of a share of Common Stock specified in the related Award, or if such Stock Appreciation Right is unrelated to an Award, from the Fair Market Value, book value or other measure specified in the Award of such Stock Appreciation Right of a share of Common Stock on the date of exercise of such Stock Appreciation Right, by

                   (ii)  the number of shares as to which such
   Stock Appreciation Right has been exercised.

              (b) The Board or the Committee, as the case may be, in its sole discretion, may require settlement of the amount determined under paragraph (b) above solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the business day next preceding the date of exercise of such Stock Appreciation Right), or partly in such shares and partly in cash.

         9.4 Maximum Stock Appreciation Right Term. Each Stock Appreciation Right and all rights and obligations thereunder shall expire on such date as shall be determined by the Board or the Committee, but not later than ten (10) years after the date of the Award thereof, and shall be subject to earlier






   termination as provided in the related Award Agreement and Sections 14.6, 14.7, 14.8, 14.9 and 15.1.


   X.  PERFORMANCE AWARDS

         One or more Performance Awards may be granted to any Eligible Employee. The value of such Awards may be linked to the market value, book value or other measure of the value of the Common stock or other specific performance criteria determined appropriate by the Board or the Committee, in each case on a specified date or over any period determined by the Board or the Committee, or may be based upon the appreciation in the market value, book value or other measure of the value of a specified number of shares of Common stock over a fixed period determined by the Board or the Committee. In making such determinations, the Board or the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the Participant.


   XI.  DIVIDEND EQUIVALENTS

         A Participant may also be granted "Dividend Equivalents" based on the dividends declared on the Common Stock, to be credited as of dividend payment dates, during the period between the Award Date and the date such Award is exercised, vests or expires, as determined by the Board or the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Board or the Committee.


   XII.  STOCK PAYMENTS

          The Board or the Committee may approve Stock Payments to Eligible Employees who elect to receive such payments in the manner determined from time to time by the Board or the Committee. The number of shares shall be determined by the Board or the Committee and may be based upon the Fair Market Value, book value or other measure of the value of such shares on the Award Date or on any date thereafter.


   XIII.  LOANS

           The Corporation may, with the Board's or the Committee's approval, extend one or more loans to Participants in connection with the exercise or receipt of outstanding Awards granted under the Plan; provided any such loan shall be subject to the following terms and conditions:







                    (i) The principal of the loan shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under the Plan less the aggregate Par Value of any Common Stock deliverable on such event, and the loan proceeds shall be paid directly to the Corporation in consideration of such exercise or receipt.

                   (ii)  The initial term of the loan shall be
   determined by the Board or the Committee; provided that the term of the loan, including extensions, shall not exceed a period of ten years.

                   (iii) The loan shall be with full recourse to the Participant, shall be evidenced by the Participant's promissory note and shall bear interest at a rate determined by the Board or the Committee but not less than the Corporation's average cost of funds as of a date within thirty-one (31) days of the date of such loan, as determined by the Board or the Committee.

                   (iv) In the event a Participant terminates his or her employment at the request of the Corporation, the unpaid principal balance of the note hall become due and payable on the tenth (10th) business days after such termination; provided, however, that if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the tenth (10th) business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions by the Participant subsequent to such termination. In the event a Participant terminates employment other than at the request of the Corporation, the unpaid principal balance of the note shall become due and payable six (6) months after the date of such termination.


   XIV.  RIGHTS OF ELIGIBLE EMPLOYEES, PARTICIPANTS AND
   BENEFICIARIES


          14.1 Employee Status. Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under the Plan to an Eligible Employee or to Eligible
   Employees generally.

         14.2 No Employment Contract. Nothing contained in the Plan (or in the Award Agreements or in any other documents related to the Plan or to Awards) shall confer upon any Eligible Employee or any Participant any right to continue in the employee of the Corporation or constitute any contract or agreement of employment, or interfere in any way with the right of the Corporation to reduce such person's compensation or to terminate the employment of such Eligible Employee or






   Participant, with or without cause, but nothing contained in the plan or any document related thereto shall affect any other contractual right of any Eligible Employee or Participant. Nothing contained in the plan (or in the Award Agreements or in any other documents related to the Plan or the Awards) shall confer upon any director of the Corporation any right to continue as a director of the Corporation.

         14.3 No Transferability. Awards may be exercised only by, and amounts payable or shares issuable pursuant to an Award shall be paid only to or registered only in the name of, the Participant or, in the event of the Participant's death, to the Participant's Beneficiary or, in the event of the Participant's Disability, to the Participant's Personal Representative or, if there is none, to the Participant. Other than by will or the laws of descent and distribution, no right or benefit under the Plan or any Award, including, without limitation, any Option or share of Restricted Stock that has not vested, shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void and no such right or benefit shall be, in any manner, liable for, or subject to, debts, contract, liabilities, engagements or torts of any Eligible Employee, Participant or Beneficiary, in any case except as may otherwise be expressly required by applicable law. The Board or the Committee shall disregard any attempt at transfer, assignment or other alienation prohibited by the preceding sentence and shall pay or deliver such cash or shares of Common Stock in accordance with the provisions of the Plan. Notwithstanding the foregoing, the Board or the Committee may authorize exercise by or transfers or payments to a third party in a specific case or more generally; provided, however, with respect to any option or similar right (including any stock appreciation right) such discretion may only be exercised to the extent that applicable rules under Section 16 of the Exchange Act would so permit without disqualifying the Plan from certain benefits thereunder.

         14.4 Plan Not Funded. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Corporation by reason of any Award granted hereunder. There shall be no funding of any benefits which may become payable hereunder. Neither the provisions of the Plan (or of any documents related hereto), nor the creation or adoption of the plan, nor any action taken pursuant to the provisions of the Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation and any Participant, Beneficiary. To the extent that a Participant, a Beneficiary or other person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation. Awards payable under the Plan shall be paid in shares of Common Stock or from the general assets of the Corporation, and no special or separate fund or deposit shall be established and no segregation






   of assets or shares shall be made to assure payment of such Awards.

         14.5 Adjustment Upon Recapitalizations and Corporate Changes. If the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Corporation, or if the outstanding shares of the Common Stock are increased, decreased, exchanged for, or otherwise changed, or if additional shares or new or different shares or securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger in which the Corporation is the surviving entity or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment, an appropriate adjustment shall be made in the number and kind of shares of other consideration that is subject to or may be delivered under the Plan and pursuant to outstanding Awards. A corresponding adjustment to the consideration payable with respect to Awards granted prior to any such change and to the price, if any, to be paid in connection with Restricted Stock Awards shall also be made as appropriate. Corresponding adjustments shall be made with respect to Stock Appreciation Rights related to Options to which they are related. In addition, the Board or the Committee may grant such additional rights in the foregoing circumstances as the Board or the Committee deems to be in the best interest of any Participant and the Corporation in order to preserve for the Participant the benefits of an Award.

         14.6 Termination of Employment, Except by Death, Disability or Retirement. If a Participant ceases to be an Employee for any reason other than his or her death, Disability or Retirement, such Participant shall have the right, subject to the restrictions of Section 14.3 above, to exercise any Award at any time within three (3) months after termination of employment, but only to the extent that, at the date of termination of employment, the Participant's right to exercise such Award had accrued pursuant to the terms of the applicable agreement and had not previously been exercised; provided, however, that if the Participant was terminated for cause (as defined in the applicable agreement) any Award not exercised in full prior to such termination shall be canceled. For this purpose, the employment relationship shall be treated as continuing intact while the Participant is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Board or the Committee). The foregoing notwithstanding, in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond the ninetieth (90th) day after the Participant's reemployment rights are guaranteed by statute or by contract.

         14.7 Death of Participant. If an Participant dies while an Employee, or after ceasing to be an Employee but during the






   period while he or she could have exercised the Award under this
   Section 14.7, and has not fully exercised the Award, then the Award may be exercised in full at any time within twelve (12) months after the Participant's death (but not later than the date of termination fixed in the applicable agreement), by the executors or administrators of his or her estate or by any person or persons who have acquired the Award directly from the Participant by bequest or inheritance, but only to the extent that, at the date of death, the Participant's right to exercise such Award had accrued and had not been forfeited pursuant to the terms of the applicable agreement and had not previously been exercised.

         14.8 Disability of Participant. If an Participant ceases to be an Employee by reason of Disability, such Participant shall have the right to exercise the Award at any time within twelve (12) months after termination of employment (but not later than the termination date fixed in the applicable agreement), but only to the extent that, at the date of termination of employment, the Participant's right to exercise such Award had accrued pursuant to the terms of the applicable agreement and had not previously been exercised.

         14.9 Retirement of Participant. If an Participant ceases to be an Employee by reason of Retirement, such Participant shall have the right to exercise the Award at any time within three (3) months after termination of employment (but not later than the termination date fixed in the applicable agreement), but only to the extent that, at the date of termination of employment, the Participant's right to exercise such Award had accrued pursuant to the terms of the applicable agreement and had not previously been exercised.

         14.10 Rights as a Stockholder. An Participant, or a transferee of an Participant, shall have no rights as a stockholder with respect to any Shares covered by his or her Award until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 14.5 hereof.

         14.11 Deferral of Payments. The Board or the Committee may approve the deferral of any payments that may become due under the Plan. Such deferrals shall be subject to any conditions, restrictions or requirements as the Board or the Committee may determine.

         14.12 Acceleration of Awards. Immediately prior to the occurrence of an Event, (i) each Option and Stock Appreciation Right under the Plan shall become exercisable in full; (ii) Restricted Stock delivered under the Plan shall immediately vest free of restrictions; and (iii) each other Award outstanding






   under the Plan shall be fully vested or exercisable, unless, prior to the Event, the Board or the Committee otherwise determines that there shall be no such acceleration or vesting of an Award or otherwise determines those Awards which shall be accelerated or vested and to the extent to which they shall be accelerated or vested, or that an Award shall terminate, or unless in connection with such Event the Board provides (A) for the assumption of such Awards theretofore granted; or (B) for the substitution for such Awards of new awards covering securities or obligations (or any combination thereof) of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and prices; or (C) for the payment of the fair market value of the then outstanding Awards. In addition, the Board or the Committee may grant such additional rights in the foregoing circumstances as the Board or the Committee deems to be in the best interest of the Participant and the Corporation in order to preserve for the Participant the benefits of an Award. For purposes of this Section 14.12 only, Board shall mean the Board of Directors of the Corporation as constituted immediately prior to the Event. In addition, the Board may in its sole discretion accelerate the exercisability or vesting of any or all Awards outstanding under the Plan in circumstances under which the Board or the Committee determines such acceleration appropriate.


   XV.  MISCELLANEOUS

         15.1 Termination, Suspension and Amendment. The Board or the Committee may, at any time, suspend, amend, modify of terminate the Plan (or any part thereof) and may, with the consent of a Participant, authorize such modifications of the terms and conditions of such Participant's Award as it shall deem advisable; provided that, except as permitted under the provisions of Section 14.5 hereof, no amendment or modification of the plan may be adopted without approval by a majority of the shares of the Common Stock represented (in person or by proxy) at a meeting of stockholders at which a quorum is present and entitled to vote thereat, if such amendment or modification would:

                   (i) materially increase the benefits accruing to Participants under the plan within the meaning of Rule 16b-3 under the Exchange Act or any successor provision;

                   (ii) materially increase the aggregate number of shares which may be delivered pursuant to Awards granted under the Plan; or

                   (iii)  materially modify the requirements of
   eligibility for participation in the Plan.

   Neither adoption of the plan nor the provisions hereof shall limit the authority of the Board to adopt other plans or to






   authorize other payments of compensation and benefits under applicable law. No Awards under the plan may be granted or amended during any suspension of the Plan or after its termination. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations pertaining to any Awards granted under the plan prior to such amendment, suspension or termination.

         15.2 No Fractional Shares. No Award or installment thereof shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded.

         15.3 Tax Withholding and Tax Bonuses. As required by law, federal, state or local taxes that are subject to the withholding of tax at the source shall be withheld by the Corporation as necessary to satisfy such requirements. The Corporation is entitled to require deduction from other compensation payable to each Participant or, in the alternative:
   (i) the Corporation may require the Participant to advance such sums; or (ii) if a Participant elects, the Corporation may withhold (or require the return of) Shares having the Fair Market Value equal to the sums required to be withheld. If the Participant elects to advance such sums directly, written notice of that election shall be delivered prior to such exercise and, whether pursuant to such election or pursuant to a requirement imposed by the Corporation, payment in cash or by check of such sums for taxes shall be delivered within ten (10) days after the exercise date. If the Participant elects to have the Corporation withhold Shares (or be entitled to the return of Shares) having a Fair Market Value equal to the sums required to be withheld, the value of the Shares to be withheld (or returned) will be equal to the Fair Market Value on the date the amount of tax to be withheld (or subject to return) is to be determined (the "Tax Date").

         15.4 Restrictions on Elections Made by Participants. Elections by Participants to have Shares withheld (or subject to return) for this purpose will be subject to the following restrictions: (i) the election must be made prior to the Tax Date; (ii) the election must be irrevocable; (iii) the election will be subject to the Board's disapproval; and (iv) if the Participant is an "officer" within the meaning of Section 16 of the Exchange Act, the election shall be subject to such additional restrictions as the Board or the Committee may impose in an effort to secure the benefits of any regulations thereunder.

         15.5 Limitations on the Corporation's Obligations. The Corporation shall not be obligated to issue shares and/or distribute cash to the Participant upon any Award exercise until such payment has been received or Shares have been withheld, unless withholding (or offset against a cash payment) as of or prior to the exercise date is sufficient to cover all such sums






   due or which may be due with respect to such exercise. In addition, the Board or the Committee may grant to a Participant a cash bonus in any amount required by federal, state, or local tax law to be withheld with respect to an Award.

         15.6 Compliance with Laws. The Plan, the granting of Awards under the Plan, the Stock Option Agreements and Stock Purchase Agreements and the delivery of Options, Shares and Awards (and/or the payment of money or Common Stock) pursuant thereto and the extension of any loans hereunder are subject to such additional requirements as the Board or the Committee may impose to assure or facilitate compliance with all applicable federal and state laws, rules and regulations (including, without limitation, securities laws and margin requirements) and to such approvals by any regulatory or governmental agency which may be necessary or advisable in connection therewith. In connection with the administration of the Plan or the grant of any Award, the Board or the Committee may impose such further limitations or conditions as in its opinion may be required or advisable to satisfy, or secure the benefits of, applicable regulatory requirements (including those rules promulgated under Section 16 of the Exchange Act or those rules that facilitate exemption from or compliance with the Securities Act or the Exchange Act), the requirements of any stock exchange upon which such shares or shares of the same class are then listed, and any blue sky or other securities laws applicable to such shares.

         15.7 Governing Laws. The Plan and all Awards granted under the Plan and the documents evidencing Awards shall be governed by, and construed in accordance with, the laws of the State of California, except as to those matters governed by the laws of the State of Arizona as the state of incorporation of the Corporation.

         15.8  Securities Law Requirements.

               (a) Legality of Issuance. The issuance of any Shares upon the exercise of any Option and the grant of any Option shall be contingent upon the following:

                   (i) the Corporation and the Participant shall have taken all actions required to register the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and to qualify the Option and the Shares under any and all applicable state securities or "blue sky" laws or regulations, or to perfect an exemption from the respective registration and qualification requirements thereof;

                   (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed shall have been satisfied; and

                   (iii)  any other applicable provision of state
   of Federal law shall have been satisfied.






             (b) Restrictions on Transfer. Regardless of whether the offering and sale of Shares under the plan has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions on the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which required an investment representation or other representation, each Participant shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 15.6(b) shall be conclusive and binding on all persons. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

        "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE SECURITIES ACT."

              (c)  Registration or Qualification of Securities.
   The Corporation may, but shall not be obligated to register or qualify the issuance of Awards and/or the sale of Shares under the Securities Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the issuance of Awards or the sale of Shares under the plan to comply with any law.

              (d) Exchange of Certificates. If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing shares issued under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

         15.9 Execution. To record the adoption of the Plan in the form set forth above by the Board effective as of March 24, 1993, the Corporation has caused this Plan to be executed in the







   name and on behalf of the Corporation where provided below by an officer of the Corporation thereunto duly authorized.

                          METALCLAD CORPORATION


                          By:  /s/ Grant S. Kesler
                              ---------------------------
                                   Grant S. Kesler, President


   ATTEST:



   /s/ Bruce H. Haglund
   ------------------------------
       Bruce H. Haglund, Secretary





   (SEAL)